                                                                    EXHIBIT 10.2

                                                                  Execution Copy

________________________________________________________________________________
________________________________________________________________________________



                    TRANSITION PROPERTY SERVICING AGREEMENT


                                    BETWEEN


                                SCE FUNDING LLC


                                  NOTE ISSUER


                                      AND


                       SOUTHERN CALIFORNIA EDISON COMPANY


                                    SERVICER


                         DATED AS OF DECEMBER 11, 1997



________________________________________________________________________________
________________________________________________________________________________

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I.  Definitions....................................................    1
            -----------
     Section 1.01.  Definitions............................................    1
                    -----------
     Section 1.02.  Other Definitional Provisions..........................    8
                    -----------------------------

ARTICLE II.  Appointment and Authorization.................................    9
             -----------------------------
     Section 2.01.  Appointment of Servicer; Acceptance of Appointment.....    9
                    --------------------------------------------------
     Section 2.02.  Authorization..........................................    9
                    -------------
     Section 2.03.  Dominion and Control Over the Transition Property......    9
                    -------------------------------------------------

ARTICLE III.  Billing Services.............................................   10
              ----------------
     Section 3.01.  Duties of Servicer.....................................   10
                    ------------------
     Section 3.02.  Servicing and Maintenance Standards....................   11
                    -----------------------------------
     Section 3.03.  Certificate of Compliance..............................   11
                    -------------------------
     Section 3.04.  Annual Report by Independent Public Accountants........   12
                    -----------------------------------------------

ARTICLE IV.  Services Related to True-Up Adjustments.......................   12
             ---------------------------------------
     Section 4.01.  Periodic True-Up Adjustments...........................   12
                    ----------------------------
     Section 4.02.  Limitation of Liability................................   16
                    -----------------------

ARTICLE V.  The Transition Property........................................   17
            -----------------------
     Section 5.01.  Custody of Transition Property Records.................   17
                    --------------------------------------
     Section 5.02.  Duties of Servicer as Custodian........................   17
                    -------------------------------
     Section 5.03.  Instructions; Authority to Act.........................   19
                    ------------------------------
     Section 5.04.  Custodian's Indemnification............................   19
                    ---------------------------
     Section 5.05.  Effective Period and Termination.......................   19
                    --------------------------------
     Section 5.06.  General Indemnification of Note Trustee , Certificate
                    -----------------------------------------------------
                       Trustee and Delaware Trustee........................   19
                       ----------------------------

ARTICLE VI.  The Servicer..................................................   20
             ------------
     Section 6.01.  Representations and Warranties of Servicer.............   20
                    ------------------------------------------
     Section 6.02.  Indemnities of Servicer; Release of Claims.............   22
                    ------------------------------------------

                                                                            Page
                                                                            ----
     Section 6.03.  Merger or Consolidation of, or Assumption of the
                    ------------------------------------------------
                       Obligations of, Servicer............................   23
                       ------------------------
     Section 6.04.  Limitation on Liability of Servicer and Others.........   23
                    ----------------------------------------------
     Section 6.05.  Southern California Edison Company Not to Resign as
                    ---------------------------------------------------
                       Servicer............................................   24
                       --------
     Section 6.06.  Servicing Compensation.................................   24
                    ----------------------
     Section 6.07.  Compliance with Applicable Law.........................   25
                    ------------------------------
     Section 6.08.  Access to Certain Records and Information Regarding
                    ---------------------------------------------------
                       Transition Property.................................   25
                       -------------------
     Section 6.09.  Appointments...........................................   25
                    ------------
     Section 6.10.  No Servicer Advances...................................   26
                    --------------------
     Section 6.11.  Remittances............................................   26
                    -----------

ARTICLE VII.  Default......................................................   27
              -------
     Section 7.01.  Servicer Default.......................................   27
                    ----------------
     Section 7.02.  Appointment of Successor...............................   28
                    ------------------------
     Section 7.03.  Waiver of Past Defaults................................   29
                    -----------------------
     Section 7.04.  Notice of Servicer Default.............................   29
                    --------------------------

ARTICLE VIII.  Miscellaneous Provisions....................................   29
               ------------------------
     Section 8.01.  Amendment..............................................   29
                    ---------
     Section 8.02.  Protection of Title to Trust...........................   31
                    ----------------------------
     Section 8.03.  Notices................................................   31
                    -------
     Section 8.04.  Assignment.............................................   31
                    ----------
     Section 8.05.  Limitations on Rights of Others........................   32
                    -------------------------------
     Section 8.06.  Severability...........................................   32
                    ------------
     Section 8.07.  Separate Counterparts..................................   32
                    ---------------------
     Section 8.08.  Headings...............................................   32
                    --------
     Section 8.09.  Governing Law..........................................   32
                    -------------
     Section 8.10.  Assignment to Note Trustee.............................   32
                    --------------------------
     Section 8.11.  Nonpetition Covenants..................................   32
                    ---------------------
     Section 8.12.  Limitation of Liability................................   33
                    -----------------------

                            Exhibits and Schedules
                            ----------------------


Exhibit A         Form of Monthly Servicer's Certificate

Exhibit B         Form of Certificate of Compliance

Exhibit C         Form of Routine Annual True-Up Mechanism Advice Letter

Exhibit D         Form of Anniversary True-Up Mechanism Advice Letter

Exhibit E         Form of Quarterly Servicer's Certificate

Schedule 4.01(a)  Expected Amortization Schedule

Schedule 6.01(f)  Proceedings



                                    Annexes
                                    -------


Annex I           Servicing Procedures

Schedule 6 to
 Annex I          Calculation of Aggregate Remittance Amount

Annex II          Routine Quarterly True-Up Mechanism Advice Letters

                    TRANSITION PROPERTY SERVICING AGREEMENT dated as of December
               11, 1997, between SCE FUNDING LLC, a Delaware limited liability company (the "Note Issuer"), and SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, as Servicer (the "Servicer").

                                    RECITALS

          A. Pursuant to the Statute and the Financing Order, the Seller and the Note Issuer are concurrently entering into the Sale Agreement pursuant to which the Seller is selling to the Note Issuer the Transition Property created pursuant to the PU Code, the Financing Order and the Issuance Advice Letter described in such agreement, and the Seller may sell other Transition Property to the Note Issuer pursuant to Subsequent Sale Agreements.

          B. In connection with its ownership of the Transition Property and in order to collect the associated FTA Charges, the Note Issuer desires to engage the Servicer to carry out the functions described herein. The Servicer currently performs similar functions for itself with respect to its own charges to its customers and for others. In addition, the Note Issuer desires to engage the Servicer to act on its behalf in obtaining True-Up Adjustments from the CPUC. The Servicer desires to perform all of these activities on behalf of the
Note Issuer.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I.

                                  Definitions
                                  -----------

          Section 1.01. Definitions. Whenever used in this Agreement, the
                        -----------
following words and phrases shall have the following meanings:

          "Actual FTA Payments" means the actual FTA Payments received by the Servicer attributable to a particular Billing Period.

          "Advice Letter" means any filing made to the CPUC by the Servicer on behalf of the Note Issuer with respect to the FTA Charges or any True-Up Adjustment in the form of an advice letter, including an Issuance Advice Letter, a Routine Annual True-Up Mechanism Advice Letter, an Anniversary True-Up Mechanism Advice Letter, a Routine Quarterly True-Up Mechanism Advice Letter or a Non-Routine True-Up Mechanism Advice Letter.

          "Aggregate Remittance Amount" has the meaning set forth in Annex I hereto.

          "Agreement" means this Transition Property Servicing Agreement, together with all Exhibits, Schedules, Annexes and Attachments hereto, as the same may be amended and supplemented from time to time.

          "Anniversary True-Up Mechanism Advice Letter" means an Advice Letter filed with the CPUC at least fifteen days prior to the Financing Order Anniversary Date in respect of a True-Up Adjustment, substantially in the form of Exhibit D hereto. Any True-Up Adjustment required as a result of the
   ---------
Anniversary True-Up Mechanism Advice Letter will become effective on the date specified by the CPUC in accordance with the Financing Order.

          "Annual Accountant's Report" has the meaning set forth in Section
3.04.

          "Annual Adjustment Filing Date" means each December 15, from and including December 15, 1998 to and including the last December 15 preceding the Retirement of the Notes; provided, however, that if any such day is not a
                         --------  -------
Servicer Business Day, "Annual Adjustment Filing Date" shall mean the Servicer Business Day immediately preceding such day.

          "Applicable ESP" means, with respect to each Customer, the ESP, if any, providing "direct access" service to that Customer.

          "Billing Period" means a Servicer Month.

          "Bills" means each of the regular monthly bills, the summary bills, the opening bills and the closing bills issued to Customers or ESPs by Southern California Edison Company on its own behalf and in its capacity as Servicer.

          "Capital Subaccount" has the meaning set forth in the Indenture.

          "Certificate of Compliance" has the meaning set forth in Section 3.03.

          "Certificate Trustee" means the Person acting as certificate trustee under the Trust Agreement.

          "Collection Period" means the Servicer Month immediately preceding the respective Remittance Date.

          "Collections Curves" means the Daily Collections Curve together with the Monthly Collections Curve.

          "Consolidated ESP Billing" has the meaning set forth in Annex I hereto.

          "CPUC" means the California Public Utilities Commission or any successor governmental agency that has regulatory authority over the True-Up Adjustments contemplated by the Statute.

          "CPUC Regulations" means all regulations, rules, tariffs and laws applicable to public utilities or ESPs, as the case may be, and promulgated by, enforced by or otherwise within the jurisdiction of the CPUC.

          "Customers" means existing and future Residential Customers and Small Commercial Customers.

          "Daily Collections Curve" has the meaning set forth on Schedule 6 to
                                                                 ----------
Annex I hereto.

          "Daily Remittance" has the meaning set forth in Section 6.11(b).

          "Delaware Trustee" means the Person acting as Delaware trustee under the Trust Agreement.

          "ESP" means an alternative energy service provider who has entered into an ESP Service Agreement with the Seller.

          "ESP Service Agreement" means an agreement between an ESP and the Seller for the provision of "direct access" service to customers in accordance with CPUC Decision 97-10-087.

          "Estimated FTA Payments" means the sum of the amounts remitted with respect to a Billing Period during the six months following such Billing Period based on the Collections Curves.

          "Excess Remittance" means the amount, if any, calculated for a particular Remittance Date, by which all Estimated FTA Payments remitted to the Collection Account on and prior to such Remittance Date with respect to the FTA Charges billed to Customers during the seventh preceding Billing Period exceed Actual FTA Payments received by the Servicer attributable to such Billing Period.

          "Expected Amortization Schedule" means Schedule 4.01(a) hereto, as the
                                                 ----------------
same may be amended from time to time pursuant to Section 4.01(a).

          "Financing Order" means the order of the CPUC, Decision 97-09- 056, issued as of September 3, 1997, which became effective on October 9, 1997.

          "Financing Order Anniversary Date" means September 3 of each year.

          "FTA Charges" means the charges permitted to be levied upon the Customers pursuant to the Financing Order.

          "FTA Collections" means FTA Payments received by the Servicer which are remitted to the Collection Account.

          "FTA Effective Date" means the date on which the initial FTA Charges go into effect pursuant to the terms of the Financing Order and the first Issuance Advice Letter.

          "FTA End Date" means, depending on the context in which used, either:
(i) the date on which specific FTA Charges end because such FTA Charges have been replaced with revised FTA Charges; or (ii) the FTA Termination Date.

          "FTA Payments" means the payments made by Customers based on the FTA Charges.

          "FTA Start Date" means, depending on the context in which used, either: (i) the FTA Effective Date; or (ii) the date on which specific revised FTA Charges go into effect to replace previously existing FTA Charges.

          "FTA Termination Date" means the date on which the FTA Charges will cease to be billed pursuant to the terms of the Financing Order, provided that the Notes and the Certificates shall have been paid in full.

          "Infrastructure Bank" means the California Infrastructure and Economic Development Bank or any successor in interest.

          "Indenture" means the Indenture dated as of December 11, 1997, between the Note Issuer and the Note Trustee, as the same may be amended and supplemented from time to time.

          "Initial Transition Property" means the Transition Property described in the Sale Agreement.

          "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

          "Issuance Advice Letter" means an Advice Letter submitted to the CPUC in connection with and immediately prior to the issuance of a Series of Notes, which Advice Letter becomes effective five Business Days after filing pursuant to the terms of the Financing Order. The first Issuance Advice Letter will establish the initial FTA Charges, and subsequent Issuance Advice Letters will modify the FTA Charges to support the issuance of additional Series of Notes.

          "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind.

          "Losses" has the meaning assigned to that term in Section 5.04.

          "Monthly Collections Curve" has the meaning set forth on Schedule 6 to
                                                                   ----------
Annex I hereto.

          "Monthly Servicer's Certificate" means a certificate, substantially in the form of Exhibit A hereto, completed and executed by a Responsible Officer of
            ---------
the Servicer pursuant to Section 3.01(b)(i).

          "Non-Routine True-Up Adjustment" has the meaning set forth in Section 4.01(c)(i).

          "Non-Routine True-Up Mechanism Advice Letter" means an Advice Letter filed with the CPUC in accordance with the Financing Order with respect to any Non-Routine True-Up Adjustment, pursuant to which the related Non-Routine True-Up Adjustment generally will become effective at the beginning of the first Quarter that is at least 90 days after filing.

          "Note Issuer" means SCE Funding LLC, a Delaware limited liability company.

          "Note Trustee" means the Person acting as trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

          "Officer's Certificate" means a certificate signed by a Responsible Officer.

          "Opinion of Counsel" means one or more written opinions of counsel who may be employees of or counsel to the party providing such opinion(s) of counsel, which counsel shall be acceptable to the party receiving such opinion(s) of counsel.

          "Overcollateralization Subaccount" has the meaning set forth in the Indenture.

          "Payment Date" means, with respect to any Series or Class, each March 25, June 25, September 25 and December 26 of each year, provided that if any such date is not a Business Day, the Payment Date shall be the Business Day immediately succeeding such date.

          "Principal Balance" means, as of any Payment Date, the sum of the outstanding principal amount of each Series of Notes.

          "Projected Principal Balance" means, as of any Payment Date, the sum of the projected outstanding principal amount of each Series of Notes for such Payment Date set forth in the Expected Amortization Schedule.

          "PU Code" means the California Public Utilities Code, as amended from time to time.

          "Quarter" means each calendar quarter, specifically:

          January 1 to and including March 31;
          April 1 to and including June 30;
          July 1 to and including September 30; and October 1 to and including December 31.

          "Quarterly Servicer's Certificate" means a certificate, substantially in the form of Exhibit E hereto, completed and executed by a Responsible Officer
               ---------
of the Servicer pursuant to Section 4.01(d)(ii).

          "Remittance Date" means the twentieth day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, commencing on January 20, 1998.

          "Remittance Shortfall" means the amount, if any, calculated for a particular Remittance Date, by which Actual FTA Payments received by the Servicer attributable to FTA Charges billed to Customers during the seventh preceding Billing Period exceed all Estimated FTA Payments remitted to the Collection Account on and prior to such Remittance Date with respect to such Billing Period.

          "Required Capital Level" means, as of any Payment Date, the sum of 0.5 percent of the initial principal amount of each then-outstanding Series of Notes issued pursuant to the Indenture prior to that Payment Date, less $100,000 in the aggregate for all Series of Notes.

          "Required Overcollateralization Level" means, as of any Payment Date, the amount required to be on deposit in the Overcollateralization Subaccount as specified in each Series Supplement.

          "Reserve Subaccount" has the meaning set forth in the Indenture.

          "Residential Customers" means the existing and future residential consumers of electricity, as identified in the Financing Order, located in the service territory in which the Seller provided electricity services as of December 20, 1995.

          "Responsible Officer" means the chairman of the board, the chief executive officer, the president, the vice chairman of the board, any vice president, the treasurer, any assistant treasurer, the secretary, any assistant secretary or the controller of the Servicer.

          "Retirement of the Notes" means the day on which the final distribution is made to the Note Trustee in respect of the last outstanding Note.

          "Routine Annual True-Up Mechanism Advice Letter" means an Advice Letter filed with the CPUC at least fifteen days prior to the end of each calendar year in respect of an annual True-Up Adjustment, substantially in the form of Exhibit C hereto. The Routine Annual True-Up Mechanism Advice Letter
        ---------
will become effective on the first calendar day of the next calendar year.

          "Routine Quarterly True-Up Mechanism Advice Letter" means an Advice Letter filed with the CPUC at least fifteen days prior to the end of each of the first three Quarters of each calendar year in respect of a quarterly True-Up Adjustment as specified in Annex II hereto. The Routine Quarterly True-Up Mechanism Advice Letter will become effective on the first calendar day of the next Quarter. The Servicer shall file Routine Quarterly True-Up Mechanism Advice Letters with respect to a Series of Notes only if so specified on Annex II hereto.

          "Sale Agreement" means the Transition Property Purchase and Sale Agreement dated as of the date hereof between Southern California Edison Company and the Note Issuer, as amended and supplemented from time to time.

          "SEC" means the Securities and Exchange Commission or any successor thereto.

          "Seller" means Southern California Edison Company and its successors in interest to the extent permitted under the Sale Agreement.

          "Series Supplement" has the meaning set forth in the Indenture.

          "Servicer" means Southern California Edison Company, as the servicer of the Transition Property, and each successor to Southern California Edison Company (in the same capacity) pursuant to Section 6.03 or 7.02.

          "Servicer Business Day" means any Business Day on which the Servicer's offices in the State of California are open for business.

          "Servicer Default" means an event specified in Section 7.01.

          "Servicer Month" means each of the periods created by dividing the calendar year into twelve consecutive periods of approximately 21 Servicer Business Days each.

          "Servicing Fee" means the fee payable on each Payment Date to the Servicer for services rendered during the period from, but not including, the preceding Payment Date to and including the current Payment Date, determined pursuant to Section 6.06.

          "Small Commercial Customers" means the existing and future small commercial consumers of electricity, as identified in the Financing Order, located in the service territory in which the Seller provided electricity services as of December 20, 1995.

          "Statute" means Chapter 854, California Statutes of 1996 and Chapter 275, California Statutes of 1997, as amended from time to time.

          "STO" means the California State Treasurer's Office, as agent for sale of the Certificates.

          "Subsequent Sale Agreement" has the meaning assigned to that term in the definition of Subsequent Transition Property.

          "Subsequent Sale Date" means any date on which Subsequent Transition Property is to be sold to the Note Issuer pursuant to a Subsequent Sale Agreement.

          "Subsequent Transition Property" means any transition property (as defined in Section 840 of the PU Code) created under the PU Code and the Financing Order and specifically described in the related Issuance Advice Letter and sold to the Note Issuer by the Seller pursuant to an agreement substantially similar to the Sale Agreement (a "Subsequent Sale Agreement") .

          "Termination Notice" has the meaning assigned to that term in Section 7.01.

          "Transition Costs" has the meaning assigned to that term in Section 840(f) of the PU Code.

          "Transition Property" means the Initial Transition Property and, from and after the applicable Subsequent Sale Date therefor, any Subsequent Transition Property.

          "Transition Property Records" has the meaning assigned to that term in
Section 5.01.

          "True-Up Adjustment" means each adjustment to the FTA Charges made pursuant to the terms of the Financing Order and in accordance with Section 4.01 hereof or in connection with the conveyance to the Note Issuer of Subsequent Transition Property.

          "Trust Agreement" means the Amended and Restated Declaration and Agreement of Trust dated as of December 11, 1997, among the Infrastructure Bank, the Delaware Trustee and the Certificate Trustee, as the same may be further amended and supplemented from time to time.

          "Trust Officer" means any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Note Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Section 1.02.  Other Definitional Provisions.
                         -----------------------------

          (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture.

          (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (c) The words "hereof," "herein," "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule, Exhibit, Annex and Attachment references contained in this Agreement are references to Sections, Schedules, Exhibits, Annexes and Attachments in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

          (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter forms of such terms.

                                  ARTICLE II.

                         Appointment and Authorization
                         -----------------------------

          Section 2.01. Appointment of Servicer; Acceptance of Appointment.
                        --------------------------------------------------
Subject to Section 6.05 and Article 7, the Note Issuer hereby appoints the Servicer, and the Servicer hereby accepts such appointment, to perform the Servicer's obligations pursuant to this Agreement on behalf of and for the benefit of the Note Issuer in accordance with the terms of this Agreement and applicable law. This appointment and the Servicer's acceptance thereof may not be revoked except in accordance with the express terms of this Agreement.

          Section 2.02.  Authorization. With respect to all or any portion of
                         -------------
the Transition Property, the Servicer shall be, and hereby is, authorized and empowered by the Note Issuer to (a) execute and deliver, on behalf of itself and/or the Note Issuer, as the case may be, any and all instruments, documents or notices, and (b) on behalf of itself and/or the Note Issuer, as the case may be, make any filing and participate in proceedings of any kind with any governmental authorities, including with the CPUC. The Note Issuer shall furnish the Servicer with such documents as have been prepared by the Servicer for execution by the Note Issuer, and with such other documents as may be in the
Note Issuer's possession, as necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. Upon the written request of the Servicer, the Note Issuer shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate to enable the Servicer to carry out its duties hereunder.

          Section 2.03.  Dominion and Control Over the Transition Property.
                         -------------------------------------------------
Notwithstanding any other provision herein, the Servicer and the
Note Issuer agree that the Note Issuer shall have dominion and control over the Transition Property, and the Servicer, in accordance with the terms hereof, is acting solely as the servicing agent and custodian for the Note Issuer with respect to the Transition Property and the Transition Property Records. The Servicer hereby agrees that it shall not take any action that is not authorized by this Agreement, that is not consistent with its customary procedures and practices, or that shall impair the rights of the Note Issuer in the Transition Property, in each case unless such action is required by law or court or regulatory order.

                                  ARTICLE III.

                                Billing Services
                                ----------------

          Section 3.01. Duties of Servicer.  The Servicer, as agent for the Note
                        ------------------
Issuer, shall have the following duties:

          (a) Duties of Servicer Generally.  The Servicer's duties in general
              ----------------------------
     shall include management, servicing and administration of the Transition Property; obtaining meter reads, calculating usage, billing, collections and posting of all payments in respect of the Transition Property; responding to inquiries by Customers, the CPUC, or any federal, local or other state governmental authorities with respect to the Transition Property; delivering Bills to Customers and ESPs, investigating delinquencies, processing and depositing collections and making periodic remittances; furnishing periodic reports to the Note Issuer, the Note Trustee, the Certificate Trustee, the Infrastructure Bank and the Rating Agencies; and taking action in connection with True-Up Adjustments as set forth herein. Certain of the duties set forth above may be performed by ESPs pursuant to ESP Service Agreements. Anything to the contrary notwithstanding, the duties of the Servicer set forth in this Agreement shall be qualified in their entirety by any CPUC Regulations as in effect at the time such duties are to be performed. Without limiting the generality of this Section 3.01(a), in furtherance of the foregoing, the Servicer hereby agrees that it shall also have, and shall comply with, the duties and responsibilities relating to data acquisition, usage and bill calculation, billing, customer service functions, collections, payment processing and remittance set forth in Annex I hereto.

          (b)  Reporting Functions.
               -------------------

               (i) Monthly Servicer's Certificate.  On or before each Remittance
                   ------------------------------
          Date, the Servicer shall prepare and deliver to the Note Issuer, the Note Trustee, the Certificate Trustee, the Infrastructure Bank and the Rating Agencies a written report substantially in the form of Exhibit
                                                                        -------
          A hereto (a "Monthly Servicer's Certificate") setting forth certain
          -
          information relating to FTA Payments received by the Servicer during the Collection Period preceding such Remittance Date.

               (ii) Notification of Laws and Regulations.  The Servicer shall
                    ------------------------------------
          immediately notify the Note Issuer, the Note Trustee, the Certificate Trustee, the Infrastructure Bank and the Rating Agencies in writing of any laws or CPUC Regulations hereafter promulgated that have a material adverse effect on the Servicer's ability to perform its duties under this Agreement.

               (iii)  Other Information.  Upon the reasonable request of the
                      -----------------
          Note Issuer, the Note Trustee, the Certificate Trustee, the Infrastructure Bank or the Rating Agencies, the Servicer shall provide to such Note Issuer, Note Trustee, Certificate Trustee, Infrastructure Bank or the Rating Agencies, as the case may be, any public financial information in respect of the Servicer, or any material information regarding the Transition Property to the extent it is reasonably available to the

          Servicer, as may be reasonably necessary and permitted by law for the
          Note Issuer, the Note Trustee, the Certificate Trustee, the Infrastructure Bank or the Rating Agencies to monitor the performance by the Servicer hereunder. In addition, so long as any of the Notes of any Series are outstanding, the Servicer shall provide the Note Issuer, the Note Trustee and the Certificate Trustee, within a reasonable time after written request therefor, any information available to the Servicer or reasonably obtainable by it that is necessary to calculate the FTA Charges applicable to each class of Customer.

               (iv) Preparation of Reports to be Filed with the SEC.  The
                    -----------------------------------------------
          Servicer shall prepare any reports required to be filed by the Note
          Issuer under the securities laws, including a copy of each Quarterly Servicer's Certificate described in Section 4.01(d)(ii), the annual Certificate of Compliance described in Section 3.03, and the Annual Accountant's Report described in Section 3.04.

          Section 3.02. Servicing and Maintenance Standards. On behalf of the
                        -----------------------------------
Note Issuer, the Servicer shall (a ) manage, service, administer and make collections in respect of the Transition Property with reasonable care and in accordance with applicable law, including all applicable CPUC Regulations and guidelines, using the same degree of care and diligence that the Servicer exercises with respect to similar assets for its own account and, if applicable, for others; (b) follow customary standards, policies and procedures for the industry in performing its duties as Servicer; (c) use all reasonable efforts, consistent with its customary servicing proce dures, to enforce, and maintain rights in respect of, the Transition Property; and (d) comply with all laws and regulations applicable to and binding on it relating to the Transition Property. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of all or any portion of the Transition Property, which, in the Servicer's judgment, may include the taking of legal action.

          Section 3.03. Certificate of Compliance. The Servicer shall deliver to
                        -------------------------
the Note Issuer, the Note Trustee, the Certificate Trustee, the Infrastructure Bank and the Rating Agencies on or before September 30 of each year, commencing September 30, 1998 to and including the Septem ber 30 succeeding the Retirement of the Notes, an Officer's Certificate substantially in the form of Exhibit B hereto (a "Certificate of Compliance"), stating that: (i) a review of the activities of the Servicer during the twelve months ended the preceding June 30 (or, in the case of the first Certificate of Compliance to be delivered on or before September 30, 1998, the period of time from the date of this Agreement until June 30, 1998) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations in all material respects under this Agreement throughout such twelve months (or, in the case of the Certificate of Compliance to be delivered on or before September 30, 1998, the period of time from the date of this Agreement until June 30, 1998), or, if there has been a default in the fulfillment of any such material obligation, specifying each such material default known to such officer and the nature and status thereof.

          Section 3.04.  Annual Report by Independent Public Accountants.
                         -----------------------------------------------

          (a) The Servicer shall cause a firm of independent certified public accountants (which may provide other services to the Servicer or the Seller) to prepare, and the Servicer shall deliver to the Note Issuer, the Note Trustee, the Certificate Trustee, the Infrastructure Bank and the Rating Agencies, a report addressed to the Servicer (the "Annual Accountant's Report"), which may be included as part of the Servicer's customary auditing activities, for the information and use of the Note Issuer, the Note Trustee, the Certificate Trustee and the Infrastructure Bank on or before September 30 of each year, beginning September 30, 1998 to and including the September 30 succeeding the Retirement of the Notes, to the effect that such firm has performed certain procedures in connection with the Servicer's compliance with its obligations under this Agreement during the preceding twelve months ended June 30 (or, in the case of the first Annual Accountant's Report to be delivered on or before September 30, 1998, the period of time from the date of this Agreement until June 30,
     1998), identifying the results of such procedures and including any exceptions noted. In the event such accounting firm requires the Note Trustee or the Certificate Trustee to agree or consent to the procedures performed by such firm, the Note Issuer shall direct the Note Trustee or the Certificate Trustee in writing to so agree; it being understood and agreed that the Note Trustee or the Certificate Trustee, as the case may be, will deliver such letter of agreement or consent in conclusive reliance upon the direction of the Note Issuer, and neither the Note Trustee nor the Certificate Trustee will make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of the sufficiency, validity or correctness of such procedures.

          (b) The Annual Accountant's Report shall also indicate that the accounting firm providing such report is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                                  ARTICLE IV.

                    Services Related to True-Up Adjustments
                    ---------------------------------------

          Section 4.01.  Periodic True-Up Adjustments. From time to time, until
                         ----------------------------
the Retirement of the Notes, the Servicer shall identify the need for True-Up Adjustments and shall take all reasonable action to obtain and implement such True-Up Adjustments, all in accordance with the following:

          (a) Expected Amortization Schedule.  The initial Expected Amortization
              -------------------------------
     Schedule is attached hereto as Schedule 4.01(a).  In connection with the
                                    ----------------
     issuance by the Note Issuer of any additional Series of Notes after the Closing Date, the Servicer, on or prior to the Series Issuance Date therefor, shall revise the Expected Amortization Schedule to add the requisite information for each new Series of Notes and set forth, as of each Payment Date through the scheduled Retirement of the Notes, the aggregate principal amounts of the Notes of all Series, including such additional Series, expected to be outstanding on such Payment Date. If the Expected Amortization Schedule is revised as set forth above, the Servicer shall send a copy of such revised Expected Amortization Schedule to the Note Issuer, the Note Trustee, the Certificate Trustee, the Infrastructure Bank and the Rating Agencies promptly thereafter.

          (b) Routine True-Up Adjustments and Annual Filings.
              ----------------------------------------------

               (i) Routine Annual True-Up Adjustments and Filings.
                   ----------------------------------------------

                    (1) Each year on or immediately before the Annual Adjustment
               Filing Date, the Servicer shall: (A) estimate collections through the December 31 immediately following such Annual Adjustment Filing Date and through November 30 of the year following the year of such Annual Adjustment Filing Date; (B) update the assumptions underlying the FTA Charges, including energy usage volume, the rate of delinquencies and write-offs, estimated expenses and fees of the Note Issuer, the Trust and the Infrastructure Bank to the extent not fixed, and the Collections Curves; (C) determine the revised FTA Charges that, together with the funds on deposit in the Reserve Subaccount, would restore:
               (1) the Principal Balance to the Projected Principal Balance, (2) the balance in the Overcollateralization Subaccount to the Required Overcollateralization Level and (3) the balance in the Capital Subaccount to the Required Capital Level, in each case within twelve months after such revised FTA Charges go into effect (and with respect to any True-Up Adjustments occurring after the last Scheduled Maturity Date for any Class of a Series, determine the revised FTA Charges that would be sufficient to retire the unpaid Principal Balance within the earlier of (x) a date which is not more than three months after the Scheduled Maturity Date and (y) the last Final Maturity Date for any Class of such Series); (D) file a Routine Annual True-Up Mechanism Advice Letter with the CPUC, substantially in the form attached hereto as Exhibit C, to notify the CPUC of the FTA Charges for
                         ---------
               the coming year; and (E) take all reasonable actions and make all reasonable efforts to secure such True-Up Adjustment and to enforce the provisions of the Statute which obligate the CPUC to approve rates at levels sufficient to recover the FTA Payments in accordance with the Expected Amortization Schedule.

                    (2) Each year on or immediately before August 19, which is the date that is fifteen days before the Financing Order Anniversary Date (or if such date is not a Servicer Business Day, on the Servicer Business Day immediately preceding such date), the Servicer shall: (A) if found to be necessary by the CPUC or if otherwise determined by the Servicer in its sole judgment to be required, estimate collections through the end of the Quarter in which the Financing Order Anniversary Date occurs; (B) if found to be necessary by the CPUC or if otherwise determined by the

               Servicer in its sole judgment to be required, update the assumptions underlying the FTA Charges, including energy usage volume, the rate of delinquencies and write-offs, and estimated expenses and fees of the Note Issuer, the Trust and the Infrastructure Bank to the extent not fixed; (C) if found to be necessary by the CPUC or if otherwise determined by the Servicer in its sole judgment to be required, determine the revised FTA Charges that, together with the funds on deposit in the Reserve Subaccount, would restore: (1) the Principal Balance to the Projected Principal Balance, (2) the balance in the Overcollateralization Subaccount to the Required Overcollateralization Level and (3) the balance in the Capital Subaccount to the Required Capital Level, in each case within twelve months after such revised FTA Charges go into effect (and with respect to any True-Up Adjustments occurring after the last Scheduled Maturity Date for any Class of a Series, determine the revised FTA Charges that would be sufficient to retire the unpaid Principal Balance within the earlier of (x) a date which is not more than three months after the Scheduled Maturity Date and (y) the last Final Maturity Date for any Class of such Series); (D) file an Anniversary True-Up Mechanism Advice Letter with the CPUC, substantially in the form attached hereto as Exhibit D; and
                                                                  ---------
               (E) take all reasonable actions and make all reasonable efforts to secure the resulting True-Up Adjustment (if such an adjustment is sought by the Servicer or found to be necessary by the CPUC) and to enforce the provisions of the Statute which obligate the CPUC to approve rates at levels sufficient to recover the FTA Payments in accordance with the Expected Amortization Schedule.

                    (3) In the case of a True-Up Adjustment pursuant to a
               Routine Annual True-Up Mechanism Advice Letter, the Servicer shall implement the revised FTA Charges, if any, as of the first day of the following calendar year.

                    (4) In the case of a True-Up Adjustment found to be
               necessary by the CPUC or otherwise determined by the Servicer in its sole judgment to be required, pursuant to an Anniversary True-Up Mechanism Advice Letter, the Servicer shall implement the revised FTA Charges, if any, on the date specified by the CPUC in accordance with the Financing Order.

               (ii) Routine Quarterly True-Up Adjustments.  If the Issuance
                    -------------------------------------
          Advice Letter with respect to a Series of Notes provides that the Servicer will file Routine Quarterly True-Up Mechanism Advice Letters, then the Servicer shall make such filings in accordance with the procedures set forth in Annex II hereto. On each Series Issuance Date, the Servicer and the Note Issuer shall amend Annex II to specify in detail the Servicer's obligations to perform routine quarterly True-Up Adjustments, if any, with respect to the new Series of Notes issued on such Series Issuance Date.

          (c) Non-Routine True-Up Adjustments.
              -------------------------------

               (i) Whenever the Servicer determines that the existing model for calculating the FTA Charges should be amended or revised, subject to the consent of the Note Issuer under the conditions set forth in
          Section 3.17 of the Indenture, the Servicer shall file a Non-Routine True-Up Mechanism Advice Letter with the CPUC designating the adjustments to the model and any corresponding adjustments to the FTA Charges (collectively, a "Non-Routine True-Up Adjustment").

               (ii) The Servicer shall take all reasonable actions and make all reasonable efforts to secure any Non-Routine True-Up Adjustments.

               (iii) The Servicer shall implement any resulting adjustments to the model and any resulting revised FTA Charges as of the first day of the Quarter which begins at least 90 days after the Non-Routine True-Up Mechanism Advice Letter is filed.

          (d)  Reports.
               -------

               (i) Notification of Advice Letter Filings and True-Up
                   -------------------------------------------------
          Adjustments.  Whenever the Servicer files an Advice Letter with the
          -----------
          CPUC, the Servicer shall send a copy of such filing (together with a copy of all notices and documents which, in the Servicer's reasonable judgment, are material to the adjustments effected by such Advice Letter) to the Note Issuer, the Note Trustee, the Certificate Trustee, the Infrastructure Bank and the Rating Agencies concurrently therewith. If any True-Up Adjustment requested in any such Advice Letter filing does not become effective on the applicable date as provided by the Financing Order, the Servicer shall notify the Note Issuer, the Note Trustee, the Certificate Trustee , the Infrastructure Bank and the Rating Agencies by the end of the second Servicer Business Day after such applicable date.

               (ii) Quarterly Servicer's Certificate.  Not later than the
                    --------------------------------
          Remittance Date immediately prior to each Payment Date, the Servicer shall deliver a written report substantially in the form of Exhibit E
                                                                      ---------
          hereto (the "Quarterly Servicer's Certificate") to the Note Issuer, the Note Trustee, the Certificate Trustee, the Infrastructure Bank and the Rating Agencies.

               (iii)  Reports to Customers.
                      --------------------

                    (A) After each revised FTA Charge has gone into effect pursuant to a True-Up Adjustment, the Servicer shall, to the extent and in the manner and timeframe required by applicable CPUC Regulations, if any, cause to be prepared and delivered to Customers a notice announcing such revised FTA Charges.

                    (B) In addition, at least once each year, to the extent permitted by CPUC Regulations, the Servicer shall cause to be prepared and delivered to Customers a notice stating, in effect, that the Transition Property and the FTA Charges are owned by the
               Note Issuer and not the Seller. Such notice shall be included either as an insert to or in the text of the Bills delivered to such Customers or shall be delivered to Customers by electronic means or such other means as the Servicer or the Applicable ESP may from time to time use to communicate with their respective customers.

                    (C) Except to the extent that applicable CPUC Regulations make the Applicable ESP responsible for such costs, the Servicer shall pay from its own funds all costs of preparation and delivery incurred in connection with clauses (A) and (B) above, including but not limited to printing and postage costs as the same may increase or decrease from time to time.

               (iv) ESP Reports.  The Servicer shall provide to the Rating
                    -----------
          Agencies any publicly available reports filed by the Servicer with the CPUC (or otherwise made publicly available by the Servicer) relating to ESPs and any other non-confidential and non-proprietary information relating to ESPs reasonably requested by the Rating Agencies.

          Section 4.02.  Limitation of Liability.
                         -----------------------

          (a) The Note Issuer and the Servicer expressly agree and acknowledge that:

               (i) In connection with any True-Up Adjustment, the Servicer is acting solely in its capacity as the servicing agent hereunder.

               (ii) Neither the Servicer nor the Note Issuer is responsible in any manner for, and shall have no liability whatsoever as a result of any action, decision, ruling or other determination made or not made, or any delay (other than any delay resulting from the Servicer's failure to file the applications required by Section 4.01 in a timely and correct manner or other breach by the Servicer of its duties under this Agreement), by the CPUC in any way related to the Transition Property or in connection with any True-Up Adjustment, the subject of any filings under Section 4.01, any proposed True-Up Adjustment, or the approval of any revised FTA Charges and the scheduled adjustments thereto.

               (iii) The Servicer shall have no liability whatsoever relating to the calculation of any revised FTA Charges and the scheduled adjustments thereto, including as a result of any inaccuracy of any of the assumptions made in such calculation regarding expected energy usage volume and the rate of delinquencies and write-offs, so long as the Servicer has acted in good faith and has not acted in a grossly negligent manner in connection therewith, nor shall the Servicer have any liability whatsoever as a result of any Person, including the Noteholders or the Certificateholders, not receiving any payment, amount or return anticipated or expected or in respect of any Note or Certificate generally, except only to the extent that the same is caused by the Servicer's gross negligence, willful misconduct or bad faith.

          (b) Notwithstanding the foregoing, the Servicer hereby acknowledges that the terms of this Section 4.02 are not intended to, and shall not, relieve the Servicer of liability for any misrepresentation by the Servicer under Section 6.01 or for any breach by the Servicer of its other obligations under this Agreement.

                                   ARTICLE V.

                            The Transition Property
                            -----------------------

          Section 5.01.  Custody of Transition Property Records. To assure
                         --------------------------------------
uniform quality in servicing the Transition Property and to reduce administrative costs, the Note Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the
Note Issuer and the Note Trustee as custodian of any and all documents and records that the Seller shall keep on file, in accordance with its customary procedures, relating to the Transition Property, including copies of the Financing Order and Advice Letters relating thereto and all documents filed with the CPUC in connection with any True-Up Adjustment (collectively, the "Transition Property Records"), which are hereby constructively delivered to the Note Trustee, as pledgee of the Note Issuer (or, in the case of the Subsequent Transition Property, will as of the applicable Subsequent Sale Date be constructively delivered to the Note Trustee, as pledgee of the Note Issuer) with respect to all Transition Property.

          Section 5.02.  Duties of Servicer as Custodian.
                         --------------------------------

          (a) Safekeeping.  The Servicer shall hold the Transition Property
              -----------
     Records on behalf of the Note Issuer and maintain such accurate and complete accounts, records and computer systems pertaining to the Transition Property Records as shall enable the Note Issuer to comply with this Agreement and the Indenture. In performing its duties as custodian the Servicer shall act with reasonable care, using that degree of care and diligence that the Servicer exercises with respect to comparable assets that the Servicer services for itself or, if applicable, for others. The Servicer shall promptly report to the Note Issuer and the Note Trustee any failure on its part to hold the Transition Property Records and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Note Issuer or the Note Trustee of the Transition Property Records. The Servicer's duties to hold the Transition Property Records on behalf of the
     Note Issuer set forth in this Section 5.02, to the extent such Transition Property Records have not been previously transferred to a successor Servicer pursuant to Article VII, shall terminate three years after the earlier of the date on which (i) the Servicer is succeeded by a successor Servicer in accordance with Article VII hereof and (ii) no Notes of any Series are outstanding.

          (b) Maintenance of and Access to Records.  The Servicer shall maintain
              ------------------------------------
     the Transition Property Records at 2244 Walnut Grove Avenue, Rosemead, California or at such other office as shall be specified to the Note Issuer and the Note Trustee by written notice at least 30 days prior to any change in location. The Servicer shall make available for inspection to the Note Issuer and the Note Trustee or their respective duly authorized representatives, attorneys or auditors the Transition Property Records at such times during normal business hours as the Note Issuer or the Note Trustee shall reasonably request and which do not unreasonably interfere with the Servicer's normal operations. Nothing in this Section 5.02(b) shall affect the obligation of the Servicer to observe any applicable law (including any CPUC Regulations) prohibiting disclosure of information regarding the Customers, and the failure of the Servicer to provide access to such information as a result of such obligation shall not constitute a breach of this Section 5.02(b).

          (c) Release of Documents.  Upon instruction from the Note Trustee, the
              --------------------
     Servicer shall release any Transition Property Records to the Note Trustee, the Note Trustee's agent or the Note Trustee's designee, as the case may be, at such place or places as the Note Trustee may designate, as soon as practicable.

          (d) Defending Transition Property Against Claims.  The Servicer shall
              --------------------------------------------
     institute any action or proceeding necessary to compel performance by the CPUC or the State of California of any of their obligations or duties under the PU Code, the Financing Order or any Advice Letter, and the Servicer agrees to take such legal or administrative actions, including defending against or instituting and pursuing legal actions and appearing or testifying at hearings or similar proceedings, as may be reasonably necessary to block or overturn any attempts to cause a repeal of, modification of or supplement to the Statute or the Financing Order or the rights of holders of Transition Property by legislative enactment, voter initiative or constitutional amendment that would be adverse to Certificateholders. The costs of any such action shall be payable from FTA Collections as an Operating Expense in accordance with the priorities set forth in Section 8.02(d) of the Indenture. The Servicer's obligations pursuant to this Section 5.02 shall survive and continue notwithstanding the fact that the payment of Operating Expenses pursuant to Section 8.02(d) of the Indenture may be delayed (it being understood that the Servicer may be required to advance its own funds to satisfy its obligations hereunder).

          Section 5.03.  Instructions; Authority to Act. For so long as any
                         ------------------------------
Notes remain outstanding, the Servicer shall be deemed to have received proper instructions with respect to the Transition Property Records upon its receipt of written instructions signed by a Trust Officer of the Note Trustee.

          Section 5.04. Custodian's Indemnification. The Servicer as custodian shall indemnify the Note Issuer, the Trust, the Certificate Trustee, the Delaware Trustee, the Note Trustee, the Infrastructure Bank, the STO, the Noteholders and the Certificateholders and each of their respective officers, directors, employees and agents for, and defend and hold harmless each such Person from and against, any and all liabilities, obligations, losses, damages, payments, claims, costs or expenses of any kind whatsoever (collectively, "Losses") that may be imposed on, incurred by or asserted against any such Person as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer, as custodian, of the Transition Property Records; provided, however, that the Servicer shall not be
                             --------  -------
liable for any portion of any such amount resulting from the willful misconduct, bad faith or gross negligence of the Note Issuer, the Trust, the Certificate Trustee, the Delaware Trustee, the Note Trustee, the Infrastructure Bank, the STO, the Noteholders or the Certificateholders, as the case may be.

          Indemnification under this Section shall survive resignation or removal of the Note Trustee, the Delaware Trustee or the Certificate Trustee and shall include reasonable fees and expenses of investigation and litigation.

          Section 5.05.  Effective Period and Termination. The Servicer's
                         --------------------------------
appointment as custodian shall become effective as of the Closing Date and shall continue in full force and effect until terminated pursuant to this Section. If any Servicer shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of any Servicer shall have been terminated under Section 7.01, the appointment of such Servicer as custodian shall be terminated by the Note Trustee or by the Holders of Notes evidencing not less than 25 percent of the Outstanding Amount of the Notes of all Series in the same manner as the Note Trustee or such Holders may terminate the rights and obligations of the Servicer under Section 7.01.

          Section 5.06.  General Indemnification of Note Trustee, Certificate
                         ----------------------------------------------------
Trustee and Delaware Trustee. The Servicer hereby agrees to indemnify and hold
----------------------------
harmless the Note Trustee, the Certificate Trustee and the Delaware Trustee and their respective directors, officers, employees and agents from and against any and all Losses incurred by or asserted against any such Person as a result of or in connection with the transactions contemplated by this Agreement or any Basic Document, other than any Loss incurred by reason or result of the gross negligence or willful misconduct of the Note Trustee, the Certificate Trustee or the Delaware Trustee, as the case may be; provided, however, that the foregoing
                                          --------  -------
indemnity is extended to the Note Trustee, the Certificate Trustee and the Delaware Trustee solely in their respective capacities as trustees and not for the benefit of the Noteholders, the Certificateholders or any other Person. The obligations of the Servicer set forth herein shall survive the termination of this Agreement or the earlier resignation or removal of the Note Trustee under the Indenture or the Certificate Trustee or Delaware Trustee under the Trust Agreement.

                                  ARTICLE VI.

                                  The Servicer
                                  ------------

          Section 6.01.  Representations and Warranties of Servicer. The
                         ------------------------------------------
Servicer makes the following representations and warranties, as of the Closing Date, as of each Subsequent Sale Date relating to the sale of Subsequent Transition Property pursuant to a Subsequent Sale Agreement, and as of such other dates as expressly provided in this Section 6.01, on which the Note Issuer and the Note Trustee are deemed to have relied in entering into this Agreement relating to the servicing of the Transition Property. The representations and warranties shall survive the execution and delivery of this Agreement and the pledge thereof to the Note Trustee pursuant to the Indenture.

          (a) Organization and Good Standing.  The Servicer is duly organized
              ------------------------------
     and validly existing as a corporation in good standing under the laws of the state of its incorporation, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the requisite power, authority and legal right to service the Transition Property and to hold the Transition Property Records as custodian.

          (b) Due Qualification.  The Servicer is duly qualified to do business
              -----------------
     as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in, all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Transition Property as required by this Agreement) shall require such qualifications, licenses or approvals (except where the failure to so qualify would not be reasonably likely to have a material adverse effect on the Servicer's business, operations, assets, revenues, properties or prospects or adversely affect the servicing of the Transition Property).

          (c) Power and Authority.  The Servicer has the requisite power and
              -------------------
     authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Servicer by all necessary corporate action.

          (d) Binding Obligation.  This Agreement constitutes a legal, valid and
              ------------------
     binding obligation of the Servicer enforceable in accordance with its terms, subject to applicable insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally from time to time in effect and to general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law.

          (e) No Violation.  After giving effect to the release of the lien of
              ------------
     the Trust Indenture dated as of October 1, 1923, between Southern California Edison Company and Harris Trust and Savings Bank and Pacific-Southwest Trust and Savings Bank (D.G. Donovan, successor trustee), as trustees, as amended and supplemented, the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement or other instrument to which the Servicer is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law or any order, rule or regulation applicable to the Servicer of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties.

          (f) No Proceedings.  Except as set forth on Schedule 6.01(f), there
              --------------
     are no proceedings or investigations pending or, to the Servicer's best knowledge, threatened before any court, Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties involving or relating to the Servicer or the Note Issuer or, to the Servicer's knowledge, any other
     Person: (i) asserting (A) the invalidity of this Agreement, or (B) the invalidity of the Indenture, the Trust Agreement, any of the other Basic Documents or the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture, the Trust Agreement or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, the Trust Agreement, any of the other Basic Documents or the Notes or the Certificates or (iv) relating to the Servicer and which might adversely affect the Federal or state income tax attributes of the Notes or the Certificates.

          (g) Approvals.  No approval, authorization, consent, order or other
              ---------
     action of, or filing with, any court, Federal or state regulatory body, administrative agency or other governmental instrumentality is required in connection with the execution and delivery by the Servicer of this Agreement, the performance by the Servicer of the transactions contemplated hereby or the fulfillment by the Servicer of the terms hereof, except those that have been obtained or made and those that the Servicer is required to make in the future pursuant to Article IV hereof.

          (h) Collections Curves.  Each Collections Curve used in connection
              ------------------
     with Schedule 6 to Annex I hereto is accurate in all material respects, and
          ----------
     the future delivery of each revised Collections Curve shall constitute a representation and warranty that each such revised Collections Curve is accurate in all material respects.

          (i) Premises.  The premises set forth in Schedule 6 to Annex I hereto
              --------                             ----------
     are reasonable based upon historical performance and will be reasonable as they change from time to time.

          (j) Reports and Certificates.  Each report and certificate delivered
              ------------------------
     in connection with an Advice Letter will constitute a representation and warranty by the Servicer that each such report or certificate, as the case may be, is true and correct; provided, however, that to the extent any such
                                  --------  -------
     report or certificate is based in part upon or contains assumptions, forecasts or other predictions of future events, the representation and warranty of the Servicer with respect thereto will be limited to the representation and warranty that such assumptions, forecasts or other predictions of future events are reasonable based upon historical performance.

          Section 6.02.  Indemnities of Servicer; Release of Claims.
                         ------------------------------------------

          (a) The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement.

          (b) The Servicer shall indemnify the Note Issuer, the Trust, the Note Trustee, the Certificate Trustee, the Delaware Trustee, the Infrastructure Bank, the STO, the Seller, the Noteholders and the Certificateholders and each of their respective officers, directors, employees and agents for, and defend and hold harmless each such Person from and against, any and all Losses that may be imposed on, incurred by or asserted against any such Person as a result of (i) the Servicer's willful misconduct, bad faith or gross negligence in the performance of its duties or observance of its covenants under this Agreement or the Servicer's reckless disregard of its obligations and duties under this Agreement or (ii) the Servicer's breach of any of its representations or warranties in this Agreement.

          (c) For purposes of Section 6.02(b), in the event of the termination of the rights and obligations of Southern California Edison Company (or any successor thereto pursuant to Section 6.03) as Servicer pursuant to Section 7.01, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer pursuant to Section 7.02.

          (d) Indemnification under Sections 6.02(b) and 6.02(c) shall survive the resignation or removal of the Note Trustee, the Delaware Trustee or the Certificate Trustee or the termination of this Agreement and shall include reasonable fees and expenses of investigation and litigation (including reasonable attorneys fees and expenses).

          (e) Except to the extent expressly provided for in this Agreement or the other Basic Documents (including, without limitation, the Servicer's claims with respect to the Servicing Fee, reimbursement for any Excess Remittance, reimbursement for costs incurred pursuant to Section 5.02(d) and the payment of the purchase price of Transition Property), the Servicer hereby releases and discharges the Note Issuer and the Trust and each of their respective officers, directors and agents (collectively, the "Released Parties") from any and all actions, claims and demands whatsoever, whenever arising, which the Servicer, in its capacity as Servicer or Seller, shall or may have against any such Person relating to the Transition Property or the Servicer's activities with respect thereto other than any actions, claims and demands arising out of the willful misconduct, bad faith or gross negligence of the Released Parties.

          Section 6.03.  Merger or Consolidation of, or Assumption of the
                         ------------------------------------------------
Obligations of, Servicer.  Any Person (a) into which the Servicer may be merged
------------------------
or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party or (c) which may succeed to the properties and assets of the Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that
                                                         --------  -------
(i) immediately after giving effect to such transaction, no Servicer Default and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Note Issuer, the Note Trustee and the Rating Agencies an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption complies with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (iii) the Servicer shall have delivered to the Note Issuer, the Note Trustee and the Rating Agencies an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all filings to be made by the Servicer, including filings with the CPUC pursuant to the PU Code, have been executed and filed that are necessary to preserve and protect fully the interests of the Note Issuer in the Transition Property and reciting the details of such filings or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses
(i), (ii) and (iii) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

          Section 6.04.  Limitation on Liability of Servicer and Others. Neither
                         ----------------------------------------------
the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be liable to the Note Issuer, the Note Trustee, the Infrastructure Bank, the STO, the Noteholders, the Trust, the Certificate Trustee, the Delaware Trustee, the Certificateholders or any other Person, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the
          --------  -------
Servicer or any such person against any liability that would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on the advice of counsel reasonably acceptable to the Note Trustee or on any document of any kind, prima facie properly executed and submitted by any Person, respecting any matters arising under this Agreement.

          Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be related to or incidental to its duties to service the Transition Property in accordance with this Agreement, and that in its opinion may involve it in any expense or liability.

          Section 6.05.  Southern California Edison Company Not to Resign as
                         ---------------------------------------------------
Servicer.  Subject to the provisions of Section 6.03, Southern California
--------
Edison Company shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon either (a) a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or (b) satisfaction of the following: (i) the Rating Agency Condition shall have been satisfied, (ii) the CPUC shall have approved such resignation and (iii) notice of such resignation shall have been given to the Infrastructure Bank. Notice of any such determination permitting the resignation of Southern California Edison Company shall be communicated to the Note Issuer, the Note Trustee, the Certificate Trustee, the Infrastructure

Bank and the Rating Agencies at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Note Issuer, the Note Trustee and the Certificate Trustee concurrently with or promptly after such notice. No such resignation shall become effective until a successor Servicer shall have assumed the responsibilities and obligations of Southern California Edison Company in accordance with Section 7.02.

          Section 6.06.  Servicing Compensation.
                         ----------------------

          (a) In consideration for its services hereunder, until the Retirement of the Notes, the Servicer shall receive a fee (the "Servicing Fee") quarterly on each Payment Date in an amount equal to (i) one-fourth of 0.25 percent of the outstanding Principal Balance (before giving effect to payments made on such date) for so long as FTA Charges are included as a line item on Bills otherwise sent to Customers or (ii) one-fourth of 1.50 percent of the outstanding Principal Balance (before giving effect to payments made on such date) if FTA Charges are not included as a line item on Bills otherwise sent to Customers but, instead, are billed separately to Customers. The Servicer also shall be entitled to retain as additional compensation (i) any interest earnings on FTA Payments received by the Servicer and invested by the Servicer pursuant to Section 6(d) of Annex I hereto during each Collection Period prior to remittance to the Collection Account and (ii) all late payment charges, if any, collected from Customers or ESPs.

          (b) The Servicing Fee set forth in Section 6.06(a) above shall be paid to the Servicer by the Note Trustee, on each Payment Date in accordance with the priorities set forth in Section 8.02(d) of the Indenture, by wire transfer of immediately available funds from the Collection Account to an account designated by the Servicer. Any portion of the Servicing Fee not paid on such date shall be added to the Servicing Fee payable on the subsequent Payment Date.

          (c) Except as provided in Section 5.02(d), the Servicer shall be required to pay from its own account all expenses incurred by it in connection with its activities hereunder (including any fees to and disbursements by accountants, counsel, or any other Person, any taxes imposed on the Servicer and any expenses incurred in connection with reports to Noteholders and Certificateholders) out of the compensation retained by or paid to it pursuant to this Section 6.06, and shall not be entitled to any extra payment or reimbursement therefor.

          Section 6.07.  Compliance with Applicable Law.  The Servicer covenants
                         ------------------------------
and agrees, in servicing the Transition Property, to comply with all laws applicable to, and binding upon, the Servicer and relating to such Transition Property the noncompliance with which would have a material adverse effect on the value of the Transition Property; provided, however, that the foregoing is
                                      --------  -------
not intended to, and shall not, impose any liability on the Servicer for noncompliance with any law that the Servicer is contesting in good faith in accordance with its customary standards and procedures.

          Section 6.08.  Access to Certain Records and Information Regarding
                         ---------------------------------------------------
Transition Property.  The Servicer shall provide to the Noteholders, the Note
-------------------
Trustee, the Certificate Trustee, the Infrastructure Bank and the STO access to the Transition Property Records in such cases where the Noteholders, the Note Trustee, the Certificate Trustee, the Infrastructure Bank and the STO shall be required by applicable law to be provided access to such records. Access shall be afforded without charge, but only upon reasonable request and during normal business hours at the respective offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law (including any CPUC Regulation) prohibiting disclosure of information regarding the Customers, and the failure of the Servicer to provide access to such information as a result of such obligation shall not constitute a breach of this Section.

          Section 6.09.  Appointments.  The Servicer may at any time appoint any
                         ------------
Person to perform all or any portion of its obligations as Servicer hereunder; provided, however, that the Rating Agency Condition shall have been satisfied in
--------  -------
connection therewith; provided further that the Servicer shall remain obligated
                      -------- -------
and be liable to the Note Issuer, the Note Trustee, the Certificate Trustee and the Noteholders for the servicing and administering of the Transition Property in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such Person and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Transition Property; and provided further, however, that
                                               -------- -------
nothing herein (including, without limitation, the Rating Agency Condition) shall preclude the execution by the Servicer of an ESP Service Agreement with any ESP pursuant to applicable CPUC Regulations. The fees and expenses of such Person shall be as agreed between the Servicer and such Person from time to time and none of the Note Issuer, the Note Trustee, the Noteholders or any other Person shall have any responsibility therefor or right or claim thereto. Any such appointment shall not constitute a Servicer resignation under Section 6.05.

          Section 6.10.  No Servicer Advances.  The Servicer shall not make any
                         --------------------
advances of interest or principal on the Notes or the Certificates.

          Section 6.11.  Remittances.
                         -----------

          (a) Subject to clause (b) below, on each Remittance Date, the Servicer shall cause to be made a wire transfer of immediately available funds equal to the Aggregate Remittance Amount for the applicable Collection Period to the General Subaccount of the Collection Account. Prior to each remittance to the General Subaccount of the Collection Account pursuant to this Section, the Servicer shall provide written notice to the Note Trustee of each such remittance (including the exact dollar amount to be remitted).

          (b) Notwithstanding the foregoing clause (a), during any period in which there exists the occurrence and continuance of a Servicer Default, the failure to satisfy the Rating Agency Condition or the failure of the Servicer to maintain a short-term rating of A-1 or better by Standard & Poor's and P-1 or better by Moody's, the Servicer shall remit to the General Subaccount of the Collection Account the total FTA Payments estimated to have been received by the Servicer from or on behalf of Customers on a given Servicer Business Day in respect of all previously Billed FTA Charges within two Servicer Business Days of receipt thereof by the Servicer (the "Daily Remittance"). On or before each Remittance Date during any period described in this clause (b), the Servicer shall calculate the amount of any Remittance Shortfall or Excess Remittance attributable to the prior Collection Period and (A) if a Remittance Shortfall exists, the Servicer shall make a supplemental remittance to the General Subaccount of the Collection Account on such Remittance Date in the amount of such Remittance Shortfall, or (B) if an Excess Remittance exists, the Servicer shall reduce the amount of each Daily Remittance (beginning with the Daily Remittance occurring on the Remittance Date) by the outstanding amount of such Excess Remittance until the balance of the Excess Remittance has been reduced to zero.

          (c) The Servicer agrees and acknowledges that it holds all FTA Payments collected by it for the benefit of the Note Issuer and that all such amounts will be remitted by the Servicer in accordance with this Section without any surcharge, fee, offset, charge or other deduction except (i) as set forth in clause (b) above or clause (d) below and (ii) for late fees permitted by Section 6.06. The Servicer further agrees not to make any claim to reduce its obligation to remit all FTA Payments collected by it in accordance with this Agreement except (i) as set forth in clause
     (b) above or clause (d) below and (ii) for late fees permitted by Section 6.06.

          (d) If there is an Excess Remittance, the Servicer shall be entitled either (i) to reduce the amount which the Servicer remits to the General Subaccount of the Collection Account on such Remittance Date by the amount of such Excess Remittance, the amount of such reduction becoming the property of the Servicer or (ii) immediately to be paid from the Collection Account or any subaccount therein the amount of such Excess Remittance, such payment becoming the property of the Servicer. If there is a Remittance Shortfall, the amount which the Servicer remits to the General Subaccount of the Collection Account on such Remittance Date will be increased by the amount of such Remittance Shortfall, such increase coming from the Servicer's own funds.

                                  ARTICLE VII.

                                    Default
                                    -------

          Section 7.01.  Servicer Default.  If any one of the following events
                         ----------------
(a "Servicer Default") shall occur and be continuing:

          (a) any failure by the Servicer to deposit in the Collection Account on behalf of the Note Issuer any required remittance that shall continue unremedied for a period of three Business Days after written notice of such failure is received by the Servicer from the Note Issuer or the Note Trustee or after discovery of such failure by an officer of the Servicer; or

          (b) any failure on the part of the Servicer or the Seller, as the case may be, duly to observe or to perform in any material respect any other covenants or agreements of the Servicer or the Seller (as the case may be) set forth in this Agreement (including Section 4.01) or any other Basic Document to which it is a party, which failure shall (i) materially and adversely affect the rights of Noteholders or Certificateholders and (ii) continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Servicer or the Seller (as the case may be) by the Note Issuer or (B) to the Servicer or the Seller (as the case may be) by the Note Trustee or by the Holders of Notes evidencing not less than 25 percent of the Outstanding Amount of the Notes of all Series; or

          (c) any representation or warranty made by the Servicer in this Agreement shall prove to have been incorrect when made, which has a material adverse effect on the Note Issuer or the Certificateholders and which material adverse effect continues unremedied for a period of 60 days after the date on which written notice thereof, requiring the same to be remedied, shall have been delivered to the Servicer by the Note Issuer or the Note Trustee; or

          (d) an Insolvency Event occurs with respect to the Servicer or the Seller;

then, and in each and every case, so long as the Servicer Default shall not have been remedied, either the Note Trustee, or the Holders of Notes evidencing not less than 25 percent of the Outstanding Amount of the Notes of all Series, by notice then given in writing to the Servicer (and to the Note Trustee if given by the Noteholders) (a "Termination Notice") may terminate all the rights and obligations (other than the obligations set forth in Section 6.02 hereof) of the Servicer under this Agreement. In addition, upon a Servicer Default described in Section 7.01(a), each of the following shall be entitled to apply to the CPUC for sequestration and payment of revenues arising with respect to the Transition
Property: (1) the Certificateholders and the Certificate Trustee as beneficiary of any statutory lien permitted by the PU Code; (2) the Note Issuer or its assignees; or (3) pledgees or transferees, including transferees under Section 844 of the PU Code, of the Transition Property. On or after the receipt by the Servicer of a Termination Notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Transition Property, the FTA Charges or otherwise, shall, without further action, pass to and be vested in such successor Servicer as may be appointed under Section 7.02; and, without limitation, the Note Trustee is hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such Termination Notice, whether to complete the transfer of the Transition Property Records and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer, the Note Issuer and the Note Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for remittance, or shall thereafter be received by it with respect to the Transition Property or the FTA Charges. All reasonable costs and expenses (including attorneys fees and expenses) incurred in connection with transferring the Transition Property Records to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.

          Section 7.02.  Appointment of Successor.
                         ------------------------

          (a) Upon the Servicer's receipt of a Termination Notice pursuant to
     Section 7.01 or the Servicer's resignation or removal in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, and shall be entitled to receive the requisite portion of the Servicing Fee, until a successor Servicer shall have assumed in writing the obligations of the Servicer hereunder as described below. In the event of the Servicer's termination hereunder, the Note Issuer shall appoint a successor Servicer with the Note Trustee's prior written consent thereto (which consent shall not be unreasonably withheld), and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Note Issuer and the Note Trustee. If within 30 days after the delivery of a Termination Notice, the Note Issuer shall not have obtained such a new Servicer, the Note Trustee may petition the CPUC or a court of competent jurisdiction to appoint a successor Servicer under this Agreement. A Person shall qualify as a successor Servicer only if (i) such Person is permitted under CPUC Regulations to perform the duties of the Servicer,
     (ii) the Rating Agency Condition shall have been satisfied and (iii) such Person enters into a servicing agreement with the Note Issuer having substantially the same provisions as this Agreement.

          (b) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement.

          Section 7.03.  Waiver of Past Defaults.  The Holders of Notes
                         -----------------------
evidencing not less than a majority of the Outstanding Amount of the Notes of all Series may, on behalf of all Noteholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to the Collection Account in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

          Section 7.04.  Notice of Servicer Default.  The Servicer shall deliver
                         --------------------------
to the Note Issuer, the Note Trustee, the Certificate Trustee, the Infrastructure Bank, the STO and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers' Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 7.01(a) or (b).

                                 ARTICLE VIII.

                            Miscellaneous Provisions
                            ------------------------

          Section 8.01.  Amendment.
                         ---------

          (a) This Agreement may be amended in writing by the Servicer and the
     Note Issuer with five Business Days' prior written notice given to the Rating Agencies and the prior written consent of the Note Trustee, but without the consent of any of the Noteholders or Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as
                         --------  -------
     evidenced by an Officer's Certificate delivered to the Note Issuer and the Note Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

          This Agreement may also be amended in writing from time to time by the Servicer and the Note Issuer with prior written notice given to the Rating Agencies and the prior written consent of the Note Trustee and the prior written consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes of all Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no
                                                   --------  -------
     such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, FTA Collections or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes.

          Promptly after the execution of any such amendment and the requisite consents, the Note Issuer shall furnish written notification of the substance of such amendment to the Note Trustee and each of the Rating Agencies.

          It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

          Prior to its consent to any amendment to this Agreement, the Note Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that such amendment is authorized or permitted by this Agreement. The Note Trustee may, but shall not be obligated to, enter into any such amendment which affects the Note Trustee's own rights, duties or immunities under this Agreement or otherwise.

          (b) Notwithstanding Section 8.01(a) or anything to the contrary in this Agreement, the Servicer and the Note Issuer shall amend Annex I to this Agreement in writing with prior written notice given to the Note Trustee and the Rating Agencies, but without the consent of the Note Trustee, any Rating Agency or any Noteholder or Certificateholder, to address changes to the Servicer's method of calculating FTA Payments received as a result of changes to the Servicer's current computerized customer information system, as contemplated by Section 6(e)(iii) of Annex I hereto; provided that any such
                                                          --------
     amendment shall not have or cause a material adverse effect on the Certificateholders.

          Section 8.02.  Protection of Title to Trust.
                         ----------------------------

          (a) The Servicer shall maintain accounts and records as to the Transition Property accurately and in accordance with its standard accounting procedures and in sufficient detail to permit reconciliation between FTA Payments received by the Servicer and FTA Collections from time to time deposited in the Collection Account.

          (b) The Servicer shall permit the Note Trustee and its agents at any time during normal business hours, upon reasonable notice to the Servicer and to the extent it does not unreasonably interfere with the Servicer's normal operations, to inspect, audit and make copies of and abstracts from the Servicer's records regarding the Transition Property and the FTA Charges. Nothing in this Section 8.02(b) shall affect the obligation of the Servicer to observe any applicable law (including any CPUC Regulation) prohibiting disclosure of information regarding the Customers, and the failure of the Servicer to provide access to such information as a result of such obligation shall not constitute a breach of this Section 8.02(b).

          Section 8.03.  Notices.  All demands, notices and communications upon
                         -------
or to the Servicer, the Note Issuer, the Note Trustee, the Infrastructure Bank, the STO, the Certificate Trustee or the Rating Agencies under this Agreement shall be in writing and personally delivered, sent by overnight mail or sent by telecopy or other similar form of rapid transmission, and shall be deemed to have been duly given upon receipt (a) in the case of the Servicer, to Southern California Edison Company, at 2244 Walnut Grove Avenue, Rosemead, CA 91770, Attention of Mary C. Simpson, (b) in the case of the Note Issuer, to SCE Funding LLC, at 2244 Walnut Grove Avenue, Room 180, Rosemead, CA 91770, Attention of Treasurer, (c) in the case of the Note Trustee, at the Corporate Trust Office,
(d) in the case of the Infrastructure Bank, to California Infrastructure and Economic Development Bank, c/o California Trade and Commerce Agency, at 801 K Street, Suite 1700, Sacramento, CA 95814, Attention of Executive Director, (e) in the case of the Certificate Trustee, to Bankers Trust Company of California, N.A., c/o Bankers Trust Company, Corporate Trust and Agency Services, at Four Albany Street, New York, NY 10006, Attention of Structured Finance Group, (f) in the case of the STO, to the California State Treasurer's Office, 915 Capitol Mall, Room 110, Sacramento, CA 95814, Attention of Deputy Treasurer, (g) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, (h) in the case of Standard & Poor's, to Standard & Poor's Corporation, 26 Broadway (10th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department, (i) in the case of Fitch, to Fitch Investors Service, L.P., One State Street Plaza, New York, NY 10004, Attention of Commercial Asset-Backed Securities, (j) in the case of Duff & Phelps, to Duff & Phelps Credit

Rating Co., 17 State Street, 12th Floor, New York, NY 10004, Attention of Asset-Backed Monitoring Group, or (k) as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

          Section 8.04.  Assignment.  Notwithstanding anything to the contrary
                         ----------
contained herein, except as provided in Section 6.03 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Servicer.

          Section 8.05.  Limitations on Rights of Others.  The provisions of
                         -------------------------------
this Agreement are solely for the benefit of the Servicer and the Note Issuer and, to the extent provided herein or in the Basic Documents, the Trust, the Note Trustee, the Certificate Trustee, the Noteholders, the Certificateholders, the Infrastructure Bank and the STO, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Transition Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

          Section 8.06.  Severability.  Any provision of this Agreement that is
                         ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 8.07.  Separate Counterparts.  This Agreement may be executed
                         ---------------------
by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 8.08.  Headings.  The headings of the various Articles and
                         --------
Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          Section 8.09.  Governing Law.  This Agreement shall be construed in
                         -------------
accordance with the laws of the State of California, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 8.10.  Assignment to Note Trustee.  The Servicer hereby
                         --------------------------
acknowledges and consents to the collateral assignment of any or all of the Note Issuer's rights and obligations hereunder to the Note Trustee and to the further assignment of the Note Trustee's rights and obligations under the Indenture to the Certificate Trustee.

          Section 8.11.  Nonpetition Covenants.  Notwithstanding any prior
                         ---------------------
termination of this Agreement or the Indenture, but subject to the CPUC's right to order the sequestration and payment of revenues arising with respect to the Transition Property notwithstanding any bankruptcy, reorganization or other insolvency proceedings with respect to the debtor, pledgor or transferor of the Transition Property pursuant to Section 843(e) and (g) of the PU Code, the Servicer shall not, prior to the date which is one year and one day after the termination of the

Indenture with respect to the Note Issuer, acquiesce, petition or otherwise invoke or cause the Note Issuer or the Trust to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Note Issuer or the Trust under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Note Issuer or the Trust or any substantial part of the property of the Note Issuer or the Trust, or ordering the winding up or liquidation of the affairs of the Note Issuer or the Trust.

          Section 8.12.  Limitation of Liability.  It is expressly understood
                         -----------------------
and agreed by the parties hereto that (a) this Agreement is executed and delivered by Bankers Trust Company of California, N.A., not individually or personally but solely as Note Trustee on behalf of the holders of the Notes, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made by the Note Trustee on behalf of the holders of the Notes are made and intended not as personal representations, undertakings and agreements by Bankers Trust Company of California, N.A., but are made and intended for the purpose of binding only the holders of the Notes, (c) nothing herein contained shall be construed as creating any liability on Bankers Trust Company of California, N.A., individually or personally, to perform any covenant either expressed or implied contained herein, except in its capacity as Note Trustee, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any Person claiming by, through or under such parties and (d) under no circumstances shall Bankers Trust Company of California, N.A., be personally liable for the payment of any indebtedness or expenses of the holders of the Notes or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Note Trustee under this Agreement; provided, however, that this provision shall not protect
                      --------  -------
Bankers Trust Company of California, N.A. against any liability that would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                         SCE FUNDING LLC,



                         by /s/ Mary C. Simpson
                            -------------------
                            Title: Vice President and Treasurer


                         SOUTHERN CALIFORNIA EDISON COMPANY,


                         by /s/ Theodore F. Craver, Jr.
                            ---------------------------
                            Title: Vice President and Treasurer


Acknowledged and Accepted:

BANKERS TRUST COMPANY
OF CALIFORNIA, N.A., not in
its individual capacity but solely
as Note Trustee,


by   /s/ Peter Becker
     ----------------
     Peter Becker
     Assistant Secretary

                                   EXHIBIT A


                    Form of Monthly Servicer's Certificiate
                    ---------------------------------------

Page 1 of 3                                                         Today's Date

                       Monthly Servicer's Certificate
              (to be delivered pursuant to Section 3.01(b)(i) of the Transition Property Servicing Agreement on or before each Remittance Date)

                Southern California Edison Company, as Servicer

--------------------------------------------------------------------------------
CALIFORNIA INFRASTRUCTURE AND ECONOMIC DEVELOPMENT BANK SPECIAL PURPOSE TRUST
                                     SCE-1
--------------------------------------------------------------------------------
Pursuant to the Transition Property Servicing Agreement dated as of [ ], 1997 (the "Transition Property Servicing Agreement") between Southern California Edison Company, as Servicer, and SCE Funding LLC, as Note Issuer, the Servicer does hereby certify as follows:


                                 Collection Period:  ________________
                                      Remittance Date: __________

a. FTA Payments estimated to have been received by the Servicer attributable to RESIDENTIAL CUSTOMERS during this Collection Period:
b. FTA Payments estimated to have been received by the Servicer attributable to SMALL COMMERCIAL CUSTOMERS during this Collection Period:
c. Remittance Shortfall attributable to RESIDENTIAL
   CUSTOMERS for this Collection Period:
d. Remittance Shortfall attributable to SMALL COMMERCIAL
   CUSTOMERS for this Collection Period:
e. Excess Remittance attributable to RESIDENTIAL
   CUSTOMERS for this Collection Period:
f. Excess Remittance attributable to SMALL COMMERCIAL
   CUSTOMERS for this Collection Period:
The Aggregate Remittance Amount remitted by the Servicer to the Collection Account for this Collection Period is (a + b + c + d - e - f):

                                                              ----------------
                                                              ================


      Capitalized terms used in this Monthly Servicer's Certificate have their respective meanings set forth in the Transition Property Servicing Agreement.

      In WITNESS HEREOF, the undersigned has duly executed and delivered this Monthly Servicer's Certificate this ________ day of _________, 1997.

                              SOUTHERN CALIFORNIA EDISON COMPANY, as Servicer

                                         By
                                             -----------------------------------

                                         Title
                                                --------------------------------

Page 2 of 3                                                      Today's Date

                        Monthly Servicer's Certificate
              (to be delivered pursuant to Section 3.01(b)(i) of the Transition Property Servicing Agreement on or before each Remittance Date)

                Southern California Edison Company, as Servicer
--------------------------------------------------------------------------------
 CALIFORNIA INFRASTRUCTURE AND ECONOMIC DEVELOPMENT BANK SPECIAL PURPOSE TRUST
                                     SCE-1
--------------------------------------------------------------------------------

Pursuant to the Transition Property Servicing Agreement dated as of [ ], 1997 (the "Transition Property Servicing Agreement") between Southern California Edison Company, as Servicer, and SCE Funding LLC, as Note Issuer, the Servicer does hereby certify as follows:

                       Collection Period:  ________________

RESIDENTIAL:
 1.For this Collection Period:
   a.Sales at the current FTA charge
   b.Current FTA Charge
   c.Sales at the previous FTA charge
   d.Previous FTA charge
   e.Billed FTA not accounted for in prior periods f.Billed FTA Charges (a x b + c x d + e) g.Collection Curve
     Month 1 Estimated Collections
     Month 2 Estimated Collections
     Month 3 Estimated Collections
     Month 4 Estimated Collections
     Month 5 Estimated Collections
     Month 6 Estimated Collections
   h.Total (sum of all d above)
   i.Estimated FTA Payments (f x h)

 2.Aggregate Remittance amount for this Collection Period:

      Collection
        Period     Collection Percent   Billed FTA Charges   Remittance Amounts
          (A)              (B)                  (C)               (B x C)
       --------   -------------------- -------------------- --------------------

   a.Month 6 Estimated Collections
   b.Month 5 Estimated Collections
   c.Month 4 Estimated Collections
   d.Month 3 Estimated Collections
   e.Month 2 Estimated Collections
   f.Month 1 Estimated Collections

                                                            --------------------
                                                            ====================


 3.For the ____________ Collection Period a.Estimated FTA Payments b.Actual FTA Payments c.If (a > b), (a - b) equals Excess Remittance d.If (b > a), (b - a) equals Remittance Shortfall

Page 3 of 3                                                         Today's Date

                        Monthly Servicer's Certificate
              (to be delivered pursuant to Section 3.01(b)(i) of the Transition Property Servicing Agreement on or before each Remittance Date)

                Southern California Edison Company, as Servicer
--------------------------------------------------------------------------------
 CALIFORNIA INFRASTRUCTURE AND ECONOMIC DEVELOPMENT BANK SPECIAL PURPOSE TRUST
                                     SCE-1
--------------------------------------------------------------------------------

Pursuant to the Transition Property Servicing Agreement dated as of [ ], 1997 (the "Transition Property Servicing Agreement") between Southern California Edison Company, as Servicer, and SCE Funding LLC, as Note Issuer, the Servicer does hereby certify as follows:

                                    Collection Period:  ________________

SMALL COMMERCIAL:
 1.For this Collection Period:
   a.Sales at the current FTA charge
   b.Current FTA Charge
   c.Sales at the previous FTA charge
   d.Previous FTA charge
   e.Billed FTA not accounted for in prior periods f.Billed FTA Charges (a x b + c x d + e) g.Collection Curve
     Month 1 Estimated Collections
     Month 2 Estimated Collections
     Month 3 Estimated Collections
     Month 4 Estimated Collections
     Month 5 Estimated Collections
     Month 6 Estimated Collections
   h.Total (sum of all d above)
   i.Estimated FTA Payments (f x h)

 2.Aggregate Remittance amount for this Collection Period:
       Collection
         Period     Collection Percent   Billed FTA Charges   Remittance Amounts
          (A)               (B)                 (C)                (B x C)
       --------   -------------------- -------------------- --------------------

   a.Month 6 Estimated Collections
   b.Month 5 Estimated Collections
   c.Month 4 Estimated Collections
   d.Month 3 Estimated Collections
   e.Month 2 Estimated Collections
   f.Month 1 Estimated Collections

                                                            --------------------
                                                            ====================

 3.For the ____________ Collection Period a.Estimated FTA Payments b.Actual FTA Payments c.If (a > b), (a - b) equals Excess Remittance d.If (b > a), (b - a) equals Remittance Shortfall

                                   EXHIBIT B

                       Form of Certificate of Compliance
                       ---------------------------------

                                   EXHIBIT B

                           CERTIFICATE OF COMPLIANCE

          The undersigned hereby certifies that he/she is the duly elected and acting ___________ of [NAME OF SERVICER], as servicer (the "Servicer") under the Transition Property Servicing Agreement dated as of December 11, 1997 (the "Servicing Agreement") between the Servicer and SCE Funding LLC (the "Note Issuer") and further that:

          1. A review of the activities of the Servicer and of its performance under the Servicing Agreement during the twelve months ended June 30, ____ has been made under the supervision of the undersigned pursuant to Section 3.03 of the Servicing Agreement; and

          2. To the best of the undersigned's knowledge, based on such review, the Servicer has fulfilled all of its material obligations in all material respects under the Servicing Agreement throughout the twelve months ended June
30,    , except for those material defaults in the fulfillment of material obligations listed on Annex A hereto.

          Executed as of this ____ day of ______________, ____.

                              [NAME OF SERVICER]



                              By:_______________________________
                              Name:
                              Title:

                                    ANNEX A
                                       TO
                           CERTIFICATE OF COMPLIANCE

                           LIST OF SERVICER DEFAULTS

The following material defaults known to the undersigned occurred during the year ended June 30, ____:

Nature of Default      Status

                                   EXHIBIT C

            Form of Routine Annual True-Up Mechanism Advice Letter
            ------------------------------------------------------

[LETTERHEAD OF SOUTHERN CALIFORNIA EDISON]



                             _______________, 1997

ADVICE ________-E
(U 338-E)

PUBLIC UTILITIES COMMISSION OF THE STATE OF CALIFORNIA
ENERGY DIVISION

SUBJECT:    Annual Fixed Transaction Amounts Charge (FTAC)True-Up
            Mechanism Advice Filing


Pursuant to California Public Utilities Commission (Commission) Decision No. 97-09-056 (D.97-09-056), Ordering Paragraph No. 14, Southern California Edison Company (Edison or Company), an Edison International company, as servicer of the Rate Reduction Bonds (RRBs) and on behalf of SCE Funding LLC is required to apply for adjustment to FTACs at least 15 days before the end of each calendar year. Edison hereby transmits for filing the following changes in its tariffs schedules. The revised tariff sheets are listed on Attachment A and are attached hereto.

PURPOSE
-------

This filing establishes revised FTACs for rate schedules for residential and eligible small commercial customers. During the rate-freeze period, changes in the FTACs will be offset by equal and offsetting changes in the residual Competition Transition Charge (CTC) component of customers' rates.

BACKGROUND
----------

In Decision No. 97-09-056, the Commission authorized Edison to file routine True-UP Mechanism Advice Letters on an annual basis, at least 15 days before the end of the calendar year. Routine Advice Letter filings are those where Edison uses the methodology found reasonable by the Commission in Decision No. 97-09-056 to revise existing FTACs.

Using the methodology approved by the Commission in Decision No. 97-09-056 this Filing modifies the variables used in the FTAC calculation and provides the resulting modified FTACs. Table I shows the revised assumptions for each of the variables used in calculating the FTACs for residential and small commercial customers. The assumptions underlying the current FTACs

ADVICE ________-E                   -2-               _______________, 1997
(U 338-E)



were filed in Advice 1272-E, as authorized by Decision No. 97-09-056. Appendix 1 shows the revised payment schedule.



--------------------------------------------------------------------------------
                                    TABLE 1
                            INPUT VALUES FOR FTACS
--------------------------------------------------------------------------------

                                                              Eligible Small
                                             Residential        Commercial
                                              Customers         Customers
--------------------------------------------------------------------------------
Monthly kWh sales:
--------------------------------------------------------------------------------
  December
--------------------------------------------------------------------------------
  January
--------------------------------------------------------------------------------
  February
--------------------------------------------------------------------------------
  March
--------------------------------------------------------------------------------
  April
--------------------------------------------------------------------------------
  May
--------------------------------------------------------------------------------
  June
--------------------------------------------------------------------------------
  July
--------------------------------------------------------------------------------
  August
--------------------------------------------------------------------------------
  September
--------------------------------------------------------------------------------
  October
--------------------------------------------------------------------------------
  November
--------------------------------------------------------------------------------
Percent of residential customers' and
 eligible small customers' billed
 amounts expected to be uncollected
--------------------------------------------------------------------------------
Percent of billed amounts collected in
 current month
--------------------------------------------------------------------------------
Percent of billed amounts collected in
 second month after billing
--------------------------------------------------------------------------------
Percent of billed amounts collected in
 third month after billing
--------------------------------------------------------------------------------
Percent of billed amounts collected in
 fourth month after billing
--------------------------------------------------------------------------------
Percent of billed amounts collected in
 fifth month after billing
--------------------------------------------------------------------------------
Average rates in effect at June 1996         12.70 c/kWh       13.43 c/kWh
--------------------------------------------------------------------------------
                                           For This Series
--------------------------------------------------------------------------------
Quarterly deposit to
Overcollateralization Subaccount                $307,875
--------------------------------------------------------------------------------
Quarterly Servicing Fee as percent of
RRB outstanding balance                           .0625%
--------------------------------------------------------------------------------
Quarterly trustee and ongoing
transaction expenses
--------------------------------------------------------------------------------
Expected RRB outstanding balance as of
12/31/98
--------------------------------------------------------------------------------
Undercollection of principal to be
reflected in the new FTACs
--------------------------------------------------------------------------------
Reserve Subaccount balance to be
reflected in the new FTACs
--------------------------------------------------------------------------------
Difference between Overcollateralization
Subaccount balance and required
overcollateralization level to be reflected
in the new FTACs
--------------------------------------------------------------------------------
Difference between Capital Subaccount balance
and required capital level to be reflected in
the new FTACs
--------------------------------------------------------------------------------

Table II shows the FTACs calculated for residential and eligible small commercial customers. The FTA calculations are shown in Appendix 1.


------------------------------------------------
                    TABLE II
------------------------------------------------
Residential Customer FTAC                  c/kWh
------------------------------------------------

ADVICE ________-E                   -3-               _______________, 1997
(U 338-E)


--------------------------------------------------------------
Eligible Small Commercial Customer FTAC              c/kWh
--------------------------------------------------------------
Attached are proposed changes to Part I of Edison's Preliminary Statement to show FTACs to be effective January 1, [year].

EFFECTIVE DATE
--------------

In accordance with Decision No. 97-09-056, routine True-Up Mechanism Advice Letters for annual FTAC adjustments shall be filed at least 15 days before the end each calendar year and these adjustments to FTACs shall be effective at the beginning of the next calendar year. No Commission resolution is required. Therefore, these FTACs shall be effective January 1, [year] through December 31, [year].

NOTICE
------

Copies of this filing are being furnished to the parties on the attached service list and to parties to A.97-05-018. In accordance with Public Utilities Code
(S)491, notice to the public is hereby given by filing and keeping this filing open for public inspection at the Company's corporate headquarters.




Enclosures

cc:  CPUC, SF - Attn: Paul Clanon, Energy Division
     CPUC, SF - Attn: Elena Schmid, ORA
     CPUC, SF - Attn: Juanita Porter, Energy Division
     CPUC, SF - Attn: Wade McCartney, Energy Division

                                   EXHIBIT D

              Form of Anniversary True-Up Mechanism Advice Letter
              ---------------------------------------------------

                   [LETTERHEAD OF SOUTHERN CALIFORNIA EDISON]


                                                     PETER S. GOEDDEL
                                                     Manager
                                                     Pricing Design and Tariffs

--------------------------------------------------------------------------------

                              ______________, 1997

ADVICE ________-E
(U 338-E)

PUBLIC UTILITIES COMMISSION OF THE STATE OF CALIFORNIA
ENERGY DIVISION

SUBJECT:  Anniversary Fixed Transition Amounts Charge
          (FTAC) True-Up Mechanism Advice Filing


Pursuant to California Public Utilities Commission (Commission) Decision No. 97-09-056 (D.97-09-056), Ordering Paragraphs Nos. 14 and 16, Southern California Edison Company (Edison or Company), an Edison International company, as servicer of the Rate Reduction Bonds (RRBs) and on behalf of the SCE Funding LLC is required to file a True-Up Mechanism Advice Letter at least 15 days before each anniversary of the issuance of the financing order.

PURPOSE
-------

This Filing establishes that the FTACs currently in effect are adequate to service the Rate Reduction Bonds, that no event of default has occurred and is continuing on the Rate Reduction Bonds, and that no adjustments to the FTACs are required at this time.

BACKGROUND
----------

In D.97-09-056, in accordance with Public Utilities (PU) Code Section 841(e), the Commission ordered Edison to file True-Up Mechanism Advice Letters at least 15 days before each anniversary of the issuance of the financing order, stating whether an adjustment to the FTACs is necessary.

Table I shows the RRB principal balance and the balances in the Collection Account subaccounts as of June 25, ____. The assumptions underlying the current FTACs were filed in Advice 1272-E, as authorized by D.97-09-056.

                                     -2-
ADVICE_____-E                                                ________, 1997
(U 338-E)
--------------------------------------------------------------------------------
                                    TABLE I

       RRB PRINCIPAL BALANCE AND COLLECTION ACCOUNT SUBACCOUNT BALANCES
--------------------------------------------------------------------------------

Scheduled RRB Principal Balance
--------------------------------------------------------------------------------
RRB Principal Balance
--------------------------------------------------------------------------------
Reserve Subaccount Balance
--------------------------------------------------------------------------------
Required Overcollateralization Level
--------------------------------------------------------------------------------
Overcollateralization Subaccount Balance
--------------------------------------------------------------------------------
Required Capital Level
--------------------------------------------------------------------------------
Capital Subaccount Balance
--------------------------------------------------------------------------------


EFFECTIVE DATE
--------------

In accordance with Decision No. 97-09-056 and PU Code Section 841(e), the Commission shall determine on the anniversary of issuance of this financing order, whether adjustments to the FTACs are required, with the resulting adjustments to the FTACs, if necessary, to be implemented within 90 days of this anniversary date.

NOTICE
------

In accordance with PU Code Section 491, notice to the public is hereby given by filing and keeping the Advice Filing open for public inspection at the Company's corporate headquarters.

Since this Filing is made pursuant to Decision No. 97-09-056, further notice in accordance with General Order No. 96-A, Section III, Paragraph G, is not necessary. However, copies of this Filing are being furnished to the Interested Parties on the attached service list and to parties to A.97-05-018. Address change requests should be directed to Cheryl Morales at (626) 302-1026.

Enclosures

cc: CPUC, SF - Attn: Paul Clanon, Energy Division
    CPUC, SF - Attn: Elena Schmid, ORA
    CPUC, SF - Attn: Juanita Porter, Energy Division
    CPUC, SF - Attn: Wade McCartney, Energy Division

                                   EXHIBIT E

                   Form of Quarterly Servicer's Certificate
                   ----------------------------------------

Page 1 of 2                                                      Today's Date

                       Quarterly Servicer's Certificate
             (to be delivered pursuant to Section 4.01(d)(ii) of
the Transition Property Servicing Agreement on or before each Remittance Date)
                Southern California Edison Company, as Servicer
-------------------------------------------------------------------------------
CALIFORNIA INFRASTRUCTURE AND ECONOMIC DEVELOPMENT BANK SPECIAL PURPOSE TRUST
                                     SCE-1
-------------------------------------------------------------------------------
Pursuant to the Transition Property Servicing Agreement dated as of [     ],
1997 (the "Transition Property Servicing Agreement") between Southern California Edison Company, as Servicer, and SCE Funding LLC, as Note Issuer, the Servicer does hereby certify as follows:

              Collection Periods: _________ through ____________
                      Distribution Date:  _______________

1. As of this Payment Date
   a. Required Overcollateralization Level
   b. Required Capital Level
   c. Outstanding principal balance of Series 1997-1 Notes
      i.  prior to giving effect to any payments made on this Payment Date
      ii. per Expected Amortization Schedule

2. Amounts available for distribution this Payment Date:
   a. Remittances for Month1 Collection Period
   b. Remittances for Month2 Collection Period
   c. Remittances for Month3 Collection Period
   d. Net Earnings on Collection Account
   e. General Subacount Balance (sum of a through d above)
   f. Reserve Subaccount Balance
   g. Overcollateralization Subaccount Balance
   h. Capital Subaccount Balance
   i. Collection Account Balance (sum of e through h above)

3. Distribution of amounts remitted:
   a. Note, Delaware, Certificate Trustee Fees
   b. Servicing Fees
   c. Quarterly Administration Fees
   d. Operating Expenses (up to a maximum of $100,000.00)
   e. Quarterly Interest
   f. Principal Due and Payable
   g. Quarterly Principal
   h. Operating Expenses in excess of those in d above
   i. Deposit to Overcollateralization Subaccount (up to required level)
   k. Released to the Note Issuer:  Net earnings on Collection Account
   l. Released to the Note Issuer upon Series retirement: Overcollateralization Subaccount
   m. Released to the Note Issuer upon Series retirement: Capital Subaccount Balance
   n. Deposit to Reserve Account
   o. Released to the Note Issuer upon Series retirement: Collection Account
                                                                 ---------------
      TOTAL
                                                                 ===============

4. For this Payment Date
   a. Withdrawal, if any, from Reserve Subaccount
   b. Withdrawal, if any, from Overcollateralization Subaccount
   c. Withdrawal, if any, from Capital Subaccount

Page 2 of 2                                                         Today's Date

                       QUARTERLY SERVICER'S CERTIFICATE
              (to be delivered pursuant to Section 4.01(d)(ii) of the Transition Property Servicing Agreement on or before each Remittance Date)

                Southern California Edison Company, as Servicer

--------------------------------------------------------------------------------
 CALIFORNIA INFRASTRUCTURE AND ECONOMIC DEVELOPMENT BANK SPECIAL PURPOSE TRUST
                                     SCE-1
--------------------------------------------------------------------------------
Pursuant to the Transition Property Servicing Agreement dated as of [ ], 1997 (the "Transition Property Servicing Agreement") between Southern California Edison Company, as Servicer, and SCE Funding LLC, as Note Issuer, the Servicer does hereby certify as follows:

              Collection Periods: _________ through ____________
                      Distribution Date:  _______________
 5. FOR THIS PAYMENT DATE
    a. Current Payment Date
    b. Prior Payment Date*
    c. 30/360 Days in Interest Accrual Period (a-b)

 6. INTEREST DUE AND PAYABLE AS OF THIS PAYMENT DATE

                  Principal Amount
                   (before giving
                   effect to any
                      payments)    Note Interest Rate     Interest Due*
                        (A)               (B)            (A x B x 4c / 360)
                  ---------------  -----------------     ------------------
   a. Class A-1
   b. Class A-2
   c. Class A-3
   d. Class A-4
   e. Class A-5
   f. Class A-6
   g. Class A-7

 7. PRINCIPAL AMOUNT AS OF THIS PAYMENT DATE

                                                                                      Difference Between
                                                                                         Outstanding
                  Principal Amount                                                     Principal Amount
                   (before giving                                                      and Amount Shown
                   effect to any                          (after giving effect to        on Expected
                      payments)     Principal Payment          any payments)             Amortization
                        (A)                (B)                   (A - B)                   Schedule
                  ---------------   -----------------     ----------------------------------------------
   a. Class A-1
   b. Class A-2
   c. Class A-3
   d. Class A-4
   e. Class A-5
   f. Class A-6
   g. Class A-7                                            ----------------------
                                                     Total $                  -
                                                           ----------------------
      Projected outstanding balance of Series 1997-1       $                  -

 8. ENDING BALANCE THIS PAYMENT DATE:
    a. Reserve Subaccount
    b. Overcollateralization Subaccount
    c. Capital Subaccount


* or Series Issuance Date in the case of the first payment date.

                               SCHEDULE 4.01(A)

                        EXPECTED AMORTIZATION SCHEDULE
                        ------------------------------

                                                                            OUTSTANDING PRINCIPAL BALANCE
                                ---------------------------------------------------------------------------------------
PAYMENT DATE                     CLASS A-1      CLASS A-2      CLASS A-3      CLASS A-4      CLASS A-5      CLASS A-6
------------                    ------------   ------------   ------------   ------------   ------------   ------------
Series Issuance
  Date........................  $246,300,000   $307,251,868   $247,840,798   $246,030,125   $360,644,658   $739,988,148
Mar. 1998.....................   233,946,234    307,251,868    247,840,798    246,030,125    360,644,658    739,988,148
June 1998.....................   168,997,335    307,251,868    247,840,798    246,030,125    360,644,658    739,988,148
Sept. 1998....................    90,521,184    307,251,868    247,840,798    246,030,125    360,644,658    739,988,148
Dec. 1998.....................             0    307,251,868    247,840,798    246,030,125    360,644,658    739,988,148
Mar. 1999.....................             0    236,721,177    247,840,798    246,030,125    360,644,658    739,988,148
June 1999.....................             0    187,492,228    247,840,798    246,030,125    360,644,658    739,988,148
Sept. 1999....................             0    128,971,996    247,840,798    246,030,125    360,644,658    739,988,148
Dec. 1999.....................             0     60,951,868    247,840,798    246,030,125    360,644,658    739,988,148
Mar. 2000.....................             0              0    247,840,798    246,030,125    360,644,658    739,988,148
June 2000.....................             0              0    195,613,979    246,030,125    360,644,658    739,988,148
Sept. 2000....................             0              0    133,803,734    246,030,125    360,644,658    739,988,148
Dec. 2000.....................             0              0     62,492,666    246,030,125    360,644,658    739,988,148
Mar. 2001.....................             0              0              0    246,030,125    360,644,658    739,988,148
June 2001.....................             0              0              0    193,862,722    360,644,658    739,988,148
Sept. 2001....................             0              0              0    132,583,324    360,644,658    739,988,148
Dec. 2001.....................             0              0              0     62,222,791    360,644,658    739,988,148
Mar. 2002.....................             0              0              0              0    360,644,658    739,988,148
June 2002.....................             0              0              0              0    308,049,532    739,988,148
Sept. 2002....................             0              0              0              0    246,682,598    739,988,148
Dec. 2002.....................             0              0              0              0    176,567,449    739,988,148
Mar. 2003.....................             0              0              0              0    114,327,016    739,988,148
June 2003.....................             0              0              0              0     61,360,183    739,988,148
Sept. 2003....................             0              0              0              0              0    739,988,148
Dec. 2003.....................             0              0              0              0              0    670,255,597
Mar. 2004.....................             0              0              0              0              0    608,060,054
June 2004.....................             0              0              0              0              0    554,713,399
Sept. 2004....................             0              0              0              0              0    493,339,630
Dec. 2004.....................             0              0              0              0              0    423,955,597
Mar. 2005.....................             0              0              0              0              0    361,783,962
June 2005.....................             0              0              0              0              0    308,048,831
Sept. 2005....................             0              0              0              0              0    246,667,779
Dec. 2005.....................             0              0              0              0              0    177,655,597
Mar. 2006.....................             0              0              0              0              0    115,517,428
June 2006.....................             0              0              0              0              0     61,391,525
Sept. 2006....................             0              0              0              0              0              0
Dec. 2006.....................             0              0              0              0              0              0
Mar. 2007.....................             0              0              0              0              0              0
June 2007.....................             0              0              0              0              0              0
Sept. 2007....................             0              0              0              0              0              0
Dec. 2007.....................             0              0              0              0              0              0

PAYMENT DATE                     CLASS A-7     SERIES 1997-1
------------                    ------------   --------------
Series Issuance
  Date........................  $314,944,403   $2,463,000,000
Mar. 1998.....................   314,944,403    2,450,646,234
June 1998.....................   314,944,403    2,385,697,335
Sept. 1998....................   314,944,403    2,307,221,184
Dec. 1998.....................   314,944,403    2,216,700,000
Mar. 1999.....................   314,944,403    2,146,169,309
June 1999.....................   314,944,403    2,096,940,360
Sept. 1999....................   314,944,403    2,038,420,128
Dec. 1999.....................   314,944,403    1,970,400,000
Mar. 2000.....................   314,944,403    1,909,448,132
June 2000.....................   314,944,403    1,857,221,313
Sept. 2000....................   314,944,403    1,795,411,068
Dec. 2000.....................   314,944,403    1,724,100,000
Mar. 2001.....................   314,944,403    1,661,607,334
June 2001.....................   314,944,403    1,609,439,931
Sept. 2001....................   314,944,403    1,548,160,533
Dec. 2001.....................   314,944,403    1,477,800,000
Mar. 2002.....................   314,944,403    1,415,577,209
June 2002.....................   314,944,403    1,362,982,083
Sept. 2002....................   314,944,403    1,301,615,149
Dec. 2002.....................   314,944,403    1,231,500,000
Mar. 2003.....................   314,944,403    1,169,259,567
June 2003.....................   314,944,403    1,116,292,734
Sept. 2003....................   314,944,403    1,054,932,551
Dec. 2003.....................   314,944,403      985,200,000
Mar. 2004.....................   314,944,403      923,004,457
June 2004.....................   314,944,403      869,657,802
Sept. 2004....................   314,944,403      808,284,033
Dec. 2004.....................   314,944,403      738,900,000
Mar. 2005.....................   314,944,403      676,728,365
June 2005.....................   314,944,403      622,993,234
Sept. 2005....................   314,944,403      561,612,182
Dec. 2005.....................   314,944,403      492,600,000
Mar. 2006.....................   314,944,403      430,461,831
June 2006.....................   314,944,403      376,335,928
Sept. 2006....................   314,944,403      314,944,403
Dec. 2006.....................   246,300,000      246,300,000
Mar. 2007.....................   184,194,745      184,194,745
June 2007.....................   129,682,197      129,682,197
Sept. 2007....................    68,280,823       68,280,823
Dec. 2007.....................             0                0

                                SCHEDULE 6.01(f)


                                  Proceedings
                                  -----------

1. Petition for writ of review filed with the California Supreme Court by The Utility Reform Network on November 24, 1997.

                                    ANNEX I
                                       TO

                              SERVICING AGREEMENT


The Servicer agrees to comply with the following servicing procedures:


          SECTION 1.  DEFINITIONS.
                      -----------


          (a) Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Transition Property Servicing Agreement dated as of December 11, 1997 (the "Agreement"), to which this Annex I is attached.


          (b) Whenever used in this Annex I, the following words and phrases shall have the following meanings:


          "Aggregate Remittance Amount" has the meaning set forth in Section
           ---------------------------
6(e)(i) of this Annex I.


          "Applicable MDMA" means with respect to each Customer, the meter data
           ---------------
management agent providing meter reading services for that Customer's account.


          "Billed FTA Charges" means the amounts billed to Customers pursuant to
           ------------------
the FTA Charges, whether billed directly to such Customers by the Servicer or indirectly through an ESP pursuant to Consolidated ESP Billing or Full Consolidated ESP Billing.


          "Closing Bill" means the final bill issued to a Customer at the time
           ------------
service is terminated.


          "Consolidated ESP Billing" means the billing option available to
           ------------------------
Customers served by an ESP pursuant to which such ESP will be responsible for billing and collecting all charges to Customers electing such billing option, including the FTA Charges, and will become obligated to the Servicer for such billed FTA Charges, all in accordance with applicable CPUC Regulations.


          "Estimation Template" means the template shown on Schedule 6 to this
           -------------------                              ----------
Annex I, which template is used to calculate the FTA Payments estimated to have been received by the Servicer during any Collection Period.


          "Full Consolidated ESP Billing" means the billing option available to
           -----------------------------
Customers served by an ESP, if such option is approved by the utility with respect to such ESP, pursuant to which such ESP performs the same tasks it would perform under Consolidated ESP Billing, incurs the same responsibilities as under Consolidated ESP Billing and, in addition, calculates all utility charges to Customers, including the FTA Charges, from billing factors provided by the utility and the Servicer.


          "Level Pay Plan" means a level payment plan offered by the Seller,
           --------------
which, if elected by a Customer, provides for level monthly Bill charges to such Customer by estimating the amount that the Customer would pay during a year (based on the Customer's actual usage during the prior year), then charging the Customer 1/11th of that amount for each of eleven months, with quarterly adjustments if necessary. In the twelfth month, the payments made by such Customer during the preceding eleven months are reconciled with the amount owed by such Customer for actual usage during the level pay period, and the Customer is given a credit or billed for the difference, as appropriate, based on such reconciliation.


          "Net Write-Off Percent" means the number (expressed as a percent)
           ---------------------
allocable to a particular Billing Period equal to: (i) the amount by which Write-Offs attributable to such Billing Period exceed Write-Off recoveries attributable to such Billing Period, divided by (ii) the total billed revenue attributable to the current Billing Period.


          "Servicer Policies and Practices" means, with respect to the
           -------------------------------
Servicer's duties under this Annex I, the policies and practices of the Servicer applicable to such duties that the Servicer follows with respect to comparable assets that it services for itself or others.


          "Variables" means the following variables underlying the Daily
           ---------
Collections Curves:


          (i) the 30-day outstanding billed revenue;


          (ii) the 60-day outstanding billed revenue;


          (iii) the 90-day outstanding billed revenue (which may be solved for in accordance with applicable Servicer Policies and Practices);


          (iv) the 120-day outstanding billed revenue (which may be solved for in accordance with applicable Servicer Policies and Practices);


          (v) the 150-day outstanding billed revenue (which may be solved for in accordance with applicable Servicer Policies and Practices); and


          (vi) the estimated Net Write-Off percentage for each class of Customers.


          "Write-Offs" means write-offs of Billed FTA Charges that remain unpaid by Customers or ESPs as of 180 days after the issuance of the Closing Bills containing such charges.

          SECTION 2.  DATA ACQUISITION.
                      ----------------


          (a) Installation and Maintenance of Meters.  Except to the extent that
              --------------------------------------
an ESP is responsible for such services pursuant to an ESP Service Agreement, the Servicer shall cause to be installed, replaced and maintained meters in such places and in such condition as will enable the Servicer to obtain usage measurements for each Customer every Servicer Month.


          (b) Meter Reading.  At least once each Servicer Month, the Servicer
              -------------
shall obtain usage measurements from the Applicable MDMA for each Customer;

provided, however, that the Servicer may determine any Customer's usage on the
--------  -------
basis of estimates in accordance with applicable CPUC Regulations.


          (c) Cost of Metering.  The Note Issuer shall not be obligated to pay
              ----------------
any costs associated with the metering duties set forth in this Section 2, including, but not limited to, the costs of installing, replacing and maintaining meters, nor shall the Note Issuer be entitled to any credit against the Servicing Fee for any cost savings realized by the Servicer or any ESP as a result of new metering and/or billing technologies.


          SECTION 3.  USAGE AND BILL CALCULATION.
                      --------------------------


          The Servicer shall obtain a calculation of each Customer's usage (which may be based on data obtained from such Customer's meter read or on usage estimates determined in accordance with applicable CPUC Regulations) at least once each Servicer Month and shall determine therefrom each Customer's individual FTA Charge to be included on such Customer's Bill; provided, however,
                                                              --------  -------
that in the case of Customers served by an ESP under the Full Consolidated ESP Billing option, the Applicable ESP, rather than the Servicer, shall determine such Customers' individual FTA Charges to be included on such Customers' Bills based on billing factors provided by the Servicer, and the Servicer shall deliver to the Applicable ESPs such billing factors as are necessary for the Applicable ESPs to calculate such Customers' respective FTA Charges as such charges may change from time to time pursuant to the True-Up Adjustments.


          SECTION 4.  BILLING.
                      -------


          The Servicer shall implement the FTA Charges as of the FTA Effective Date and shall thereafter bill each Customer or the Applicable ESP for the respective Customer's outstanding current and past due FTA Charges accruing through the FTA Termination Date, all in accordance with the following:


          (a) Frequency of Bills; Billing Practices.  In accordance with the
              -------------------------------------
Servicer's then-existing Servicer Policies and Practices for its own charges, as such Servicer Policies and Practices may be modified from time to time, the Servicer shall generate and issue a Bill to each Customer, or, in the case of a Customer who has elected Consolidated ESP Billing, to the Applicable ESP, with respect to such Customer's respective FTA Charge once every 27 to 33 days, at the same time, with the same frequency and on the same Bill as that containing the Servicer's own charges to such Customer or ESP, as the case may be. In the event that the Servicer makes any material modification to the Servicer Policies and Practices for its own charges, it shall notify the Note Issuer, the Note Trustee, the Certificate Trustee, the Infrastructure Bank and the Rating Agencies as soon as practicable, and in no event later than 60 Business Days after such modification goes into effect; provided, however, that
                                                        --------  -------
the Servicer may not make any modification that will materially adversely affect the Certificateholders.


     (b)  Format.
          ------


          (i) Each Bill to a Customer shall contain the charge corresponding to the respective FTA Charge owed by such Customer for the applicable Billing Period. Unless the Servicer's billing system cannot do so, the FTA Charge shall appear as a separate line-item on each Bill.


          (ii) In the case of each Customer that has elected Consolidated ESP Billing, the Servicer shall deliver to the Applicable ESP itemized charges for such Customer setting forth such Customer's FTA Charge as a separate line-item. In the case of Customers served under Full Consolidated ESP Billing, the Servicer shall request that the Applicable ESPs set forth such Customers' FTA Charges as separate line-items.


          (iii) The Servicer shall conform to such requirements in respect of the format, structure and text of Bills delivered to Customers and ESPs as applicable CPUC Regulations shall from time to time prescribe. To the extent that Bill format, structure and text are not prescribed by the PU Code or by applicable CPUC Regulations, the Servicer shall, subject to clauses (i) and (ii) above, determine the format, structure and text of all Bills in accordance with its reasonable business judgment, its Servicer Policies and Practices with respect to its own charges and prevailing industry standards.


     (c) Delivery.  The Servicer shall deliver all Bills to Customers (i)
         --------
by United States Mail in such class or classes as are consistent with the Servicer Policies and Practices followed by the Servicer with respect to its own charges to its customers or (ii) by any other means, whether electronic or otherwise, that the Servicer may from time to time use to present its own charges to its customers. In the case of Customers that have elected Consolidated ESP Billing, the Servicer shall deliver all Bills or charges to the Applicable ESPs by such means as are prescribed by applicable CPUC Regulations, or if not prescribed by applicable CPUC Regulations, by such means as are mutually agreed upon by the Servicer and the Applicable ESP and are consistent with CPUC Regulations. The Servicer or an ESP, as applicable, shall pay from its own funds all costs of issuance and delivery of all Bills, including but not limited to printing and postage costs as the same may increase or decrease from time to time.

          SECTION 5.  CUSTOMER SERVICE FUNCTIONS.
                      --------------------------


          The Servicer shall handle all Customer inquiries and other Customer service matters according to the same procedures it uses to service Customers with respect to its own charges.


          SECTION 6.  COLLECTIONS; PAYMENT PROCESSING; REMITTANCE.
                      -------------------------------------------


          (a) Collection Efforts, Policies, Procedures.
              ----------------------------------------


                (i) The Servicer shall use reasonable efforts to collect all Billed FTA Charges from Customers and ESPs as and when the same become due and shall follow such collection procedures as it follows with respect to comparable assets that it services for itself or others, including with respect to the following:


                    (A) The Servicer shall prepare and deliver overdue notices to Customers and ESPs in accordance with applicable CPUC Regulations and Servicer Policies and Practices.


                    (B) The Servicer shall apply late payment charges, if any, to outstanding Customer and ESP balances in accordance with applicable CPUC Regulations. All late payment charges and interest collected shall be payable to and retained by the Servicer as a component of its compensation under the Agreement, and the Note Issuer shall have no right to share in the same.


                    (C) The Servicer shall deliver oral and written past-due and shut-off notices in accordance with applicable CPUC Regulations and Servicer Policies and Practices.


                    (D) The Servicer shall adhere to and carry out disconnection policies and termination of Consolidated ESP Billing or Full Consolidated ESP Billing, as applicable, in accordance with PU Code (S) 779.2, CPUC Decision 97-10-087 and applicable CPUC Regulations and Servicer Policies and Practices.


                    (E) The Servicer may employ the assistance of collections agents in accordance with applicable CPUC Regulations and Servicer Policies and Practices.


                    (F) The Servicer shall apply Customer and ESP deposits to the payment of delinquent accounts in accordance with applicable CPUC Regulations and Servicer Polices and Practices and according to the priorities set forth in
                    Section 6(b)(ii), (iii) and (iv) of this Annex I.

                    (G) In the case of Customers served by Full Consolidated ESP Billing, the Servicer shall use reasonable efforts to collect from the Applicable ESPs all Billed FTA Charges owing on such Customers' accounts with the same frequency and according to the same standard of care that the Servicer exercises with respect to collections from ESPs under Consolidated ESP Billing and from Customers directly.


          (ii) The Servicer shall not waive any late payment charge or any other fee or charge relating to delinquent payments, if any, or waive, vary or modify any terms of payment of any amounts payable by a Customer, in each case unless such waiver or action: (A) would be in accordance with the Servicer's customary practices or those of any successor Servicer with respect to comparable assets that it services for itself and for others; (B) would not materially adversely affect the rights of the Certificateholders; and (C) would comply with applicable law; provided, however, that notwithstanding anything in the
                 --------  -------
Agreement or this Annex I to the contrary, the Servicer is authorized to write off any Billed FTA Charges, in accordance with its Servicer Policies and Practices, that remain outstanding for 180 days after issuance of a Closing Bill.


          (iii) The Servicer shall accept payment from Customers in respect of Billed FTA Charges in such forms and methods and at such times and places as it accepts for payment of its own charges. The Servicer shall accept payment from ESPs in respect of Billed FTA Charges in such forms and methods and at such times and places as the Servicer and each ESP shall mutually agree in accordance with applicable CPUC Regulations.


      (b) Payment Processing; Allocation; Priority of Payments.
          ----------------------------------------------------


          (i) The Servicer shall post all payments received to Customer and ESP accounts as promptly as practicable, and, in any event, substantially all payments shall be posted no later than two Servicer Business Days after receipt.


          (ii) Subject to clause (iii) below, the Servicer shall apply payments received to each Customer's or ESP's account in proportion to the outstanding charges owed by such Customer or ESP.


          (iii) Any amounts collected by the Servicer that represent partial payments of the total Bill to a Customer or ESP shall, subject to applicable CPUC Regulations, be allocated as follows: (A) first to amounts owed to the Note Issuer and the Seller (including any late fees and interest charges), regardless of age, in proportion to their respective percentages of the total amount of their combined outstanding charges on such Bill; then (B) to all other outstanding amounts owed to parties other than the Note Issuer and the Seller.


          (iv) The Servicer shall hold all over-payments for the benefit of the
Note Issuer and the Seller and shall apply such funds to future Bill charges in accordance with clauses (ii) and (iii) above as such charges become due.

          (v) For Customers on a Level Pay Plan, the Servicer shall treat FTA Payments received from such Customers as if such Customers had been billed for their respective FTA Charges in the absence of the Level Pay Plan. Partial payment of a Level Pay Plan payment shall be allocated according to clause (iii) above, and overpayment of a Level Pay Plan payment shall be allocated according to clause (iv) above.


     (c)  Accounts; Records.
          -----------------


          The Servicer shall maintain accounts and records as to the Transition Property accurately and in accordance with its standard accounting procedures and in sufficient detail to permit reconciliation between payments or recoveries with respect to the Transition Property and the amounts from time to time remitted to the Collection Account in respect of the Transition Property.


     (d)  Investment of FTA Payments Received.
          -----------------------------------


          Prior to remittance on the applicable Remittance Date, the Servicer may invest FTA Payments received at its own risk and for its own benefit, and such investments and funds shall not be required to be segregated from the other investments and funds of the Servicer.


     (e)  Calculation of Collections; Determination of Aggregate Remittance
          -----------------------------------------------------------------
Amount.
------


          (i) On or before each Remittance Date, the Servicer shall calculate, in accordance with Schedule 6, the total FTA Payments estimated to have been
                   ----------
received by the Servicer from or on behalf of Customers during the prior Collection Period in respect of all previously Billed FTA Charges, increased or decreased, as applicable, by (A) the amount of any Remittance Shortfall calculated for such Remittance Date or (B) the amount of any Excess Remittance calculated for such Remittance Date (collectively, the "Aggregate Remittance Amount").


          (ii) At the end of each year, on or before the Annual Adjustment Date in accordance with Section 4.01(b)(i)(1) of the Agreement, the Servicer shall update the Variables underlying the Daily Collections Curve in Schedule 6 and
                                                               ----------
shall revise such curve to reflect the updated Variables. The Servicer shall use the revised Daily Collections Curve to update the Monthly Collections Curve.


          (iii) The Servicer and the Note Issuer acknowledge that the Servicer has undertaken to make certain changes to its current computerized customer information system, which changes, when functional, would affect the Servicer's method of calculating the FTA Payments estimated to have been received by the Servicer during each Collection Period as set forth in Schedule 6 hereto.
                                                       ----------
Should these changes to the computerized customer information system become functional during the term of the Agreement, the Servicer and the Note Issuer agree that they shall review the procedures used to calculate the FTA Payments estimated to have been received, as set forth on Schedule 6, in light of the
                                                 ----------
capabilities of such new system and shall
amend this Annex I in writing to make such modifications and/or substitutions to such procedures and to clause (ii) above as may be appropriate in the interests of efficiency, accuracy, cost and/or system capabilities; provided, however,
                                                          --------  -------
that the Servicer may not make any modification or substitution that will materially adversely affect the Certificateholders. As soon as practicable, and in no event later than 60 Business Days after the date on which all Customer accounts have been converted for billing under such new system, the Servicer shall notify the Note Trustee, the Certificate Trustee, the Infrastructure Bank and the Rating Agencies of the same.


          (iv) All calculations of collections, each update of the Variables and any changes in procedures used to calculate the FTA Payments pursuant to this
Section 6(e) shall be made in good faith, and in the case of any update pursuant to clause (ii) or any change in procedures pursuant to clause (iii), in a manner reasonably intended to provide estimates and calculations that are at least as accurate as those that would be provided on the Closing Date utilizing the initial Variables and procedures.


     (f)  Remittances.
          -----------


          (i) The Note Issuer shall cause to be established the Collection Account in the name of the Note Trustee in accordance with the Indenture.


          (ii) The Servicer shall make or cause to be made remittances to the Collection Account in accordance with Section 6.11 of the Agreement.


          (iii) In the event of any change of account or change of institution affecting the Collection Account, the Note Issuer shall provide written notice thereof to the Servicer by the earlier of: (A) five Business Days from the effective date of such change, or (B) five Business Days prior to the next Remittance Date.

                                  SCHEDULE 6
                                      TO
                                    ANNEX I


                      Calculation of FTA Payments Received
                      ------------------------------------

Subject to Section 6(e)(iii), the following model shall be used to determine the FTA Payments estimated to have been received by the Servicer during each Collection Period.

I.  PREMISES


    1. The FTA Charges for each Series or Class of Certificates go into effect on the closing date for such Series or Class of Certificates.

    2. Customer billing is conducted on a Servicer Monthly basis, and each Servicer Month contains 21 billing cycles.

    3. Collections attributable to Bills issued during any Billing Period can be estimated using a collections receipt curve for each class of Customers (each such curve, as the same may be revised from time to time, a "Monthly Collections Curve") based on the following model:

                          MONTHLY COLLECTIONS CURVE*
                            (Residential Customers)

Cumulative collection   Day   0        0
   percentage of        Day  30        44.97%
  total Billed FTA      Day  60        88.82%
Charges for any given   Day  90        96.59%
      Billing           Day 120        98.55%
      Period            Day 150        99.50%
                        Day 180        99.50%

                    Days lapsed since first day
                      of the Billing Period

     * EXAMPLE ONLY. ACTUAL MONTHLY COLLECTIONS CURVES TO BE PROVIDED BY SERVICER AND REVISED FROM TIME TO TIME IN ACCORDANCE WITH THE AGREEMENT.

                                     I-6-1

                          MONTHLY COLLECTIONS CURVE*
                         (Small Commercial Customers)

Cumulative collection   Day   0        0
   percentage of        Day  30        42.31%
  total Billed FTA      Day  60        91.44%
Charges for any given   Day  90        96.92%
      Billing           Day 120        98.67%
      Period            Day 150        99.66%
                        Day 180        99.66%

                    Days lapsed since first day
                      of the Billing Period

     * EXAMPLE ONLY. ACTUAL MONTHLY COLLECTIONS CURVES TO BE PROVIDED BY SERVICER AND REVISED FROM TIME TO TIME IN ACCORDANCE WITH THE AGREEMENT.

     4. The Monthly Collections Curves historically have not varied materially over the course of the year.

     5. The Monthly Collections Curves are composed of a summation of historical daily collections receipts curves for each class of Customers (each such historical daily collections receipts curve, as the same may be revised from time to time, a "Daily Collections Curve").

     6. The Daily Collections Curves and the Monthly Collections Curves were calculated in accordance with Attachment A to this Schedule 6 to this
                                        ------------         ----------
          Annex I.

     7. The Variables underlying the Daily Collections Curves will be reviewed annually and revised as necessary to reflect updated data.


II.  ESTIMATION TEMPLATE

     Where:
            M\\n\\     =   a Collection Period

            A          =   percentage collected of the total Billed FTA Charges
                           billed during the current Billing Period

            B          =   percentage collected of the total Billed FTA Charges
                           billed during the Billing Period prior to the current
                           Billing Period

            C          =   percentage collected of the total Billed FTA Charges
                           billed during the Billing Period two periods prior to the current Billing Period

            D          =   percentage collected of the total Billed FTA Charges
                           billed during the Billing Period three periods prior to the current Billing Period

                                     I-6-2

            E          =   percentage collected of the total Billed FTA Charges
                           billed during the Billing Period four periods prior to the current Billing Period

            F          =   percentage collected of the total Billed FTA Charges
                           billed during the Billing Period five periods prior to the current Billing Period
Then:

            FTA Payments estimated to have been received during a Collection Period (prior to any adjustment for a Remittance Shortfall or Excess Remittance) equal Z, as shown in the Estimation Template below.

                                     I-6-3

                              ESTIMATION TEMPLATE


                  FTA PAYMENTS ESTIMATED TO HAVE BEEN RECEIVED
             BY THE SERVICER DURING THE COLLECTION PERIOD OF M\\n\\


(1)     RESIDENTIAL CUSTOMERS
        ---------------------
----------------------------------------------------------------------------------------------
     COLLECTION              COLLECTION          BILLED FTA                 ESTIMATED
     PERIOD (M\\n\\)           PERCENT             CHARGES                 COLLECTIONS
        (R)                      (S)                 (T)                     (S x T)
----------------------------------------------------------------------------------------------
     M\\n-5\\                 F\\n-5\\              X\\n-5\\             (F\\n-5\\)(X\\n-5\\)
                                                                                   +
     M\\n-4\\                 E\\n-4\\              X\\n-4\\             (E\\n-4\\)(X\\n-4\\)
                                                                                   +
     M\\n-3\\                 D\\n-3\\              X\\n-3\\             (D\\n-3\\)(X\\n-3\\)
                                                                                   +
     M\\n-2\\                 C\\n-2\\              X\\n-2\\             (C\\n-2\\)(X\\n-2\\)
                                                                                   +
     M\\n-1\\                 B\\n-1\\              X\\n-1\\             (B\\n-1\\)(X\\n-1\\)
                                                                                   +
      M\\n\\                   A\\n\\                X\\n\\                (A\\n\\)(X\\n\\)

                                                                   ---------------------------

                                                    TOTAL:               Z\\(residential)\\
                                                                   ===========================
(2)     SMALL COMMERCIAL CUSTOMERS
        --------------------------
----------------------------------------------------------------------------------------------
     COLLECTION              COLLECTION          BILLED FTA                 ESTIMATED
     PERIOD (M\\n\\)           PERCENT             CHARGES                 COLLECTIONS
        (R)                      (S)                 (T)                     (S x T)
----------------------------------------------------------------------------------------------
     M\\n-5\\                 F\\n-5\\              X\\n-5\\             (F\\n-5\\)(X\\n-5\\)
                                                                                   +
     M\\n-4\\                 E\\n-4\\              X\\n-4\\             (E\\n-4\\)(X\\n-4\\)
                                                                                   +
     M\\n-3\\                 D\\n-3\\              X\\n-3\\             (D\\n-3\\)(X\\n-3\\)
                                                                                   +
     M\\n-2\\                 C\\n-2\\              X\\n-2\\             (C\\n-2\\)(X\\n-2\\)
                                                                                   +
     M\\n-1\\                 B\\n-1\\              X\\n-1\\             (B\\n-1\\)(X\\n-1\\)
                                                                                   +
      M\\n\\                   A\\n\\                X\\n\\                (A\\n\\)(X\\n\\)

                                                                   ---------------------------

                                                    TOTAL:               Z\\(small commercial)\\
                                                                   ===========================

(3) ESTIMATED FTA PAYMENTS
    ----------------------

             Z\\(residential)\\     +     Z\\(small commercial)\\      =     Z

                                     I-6-4

(4)  NOTES
     -----

  1. THE BILLED FTA CHARGES (T) FOR MULTIPLE PRIOR BILLING PERIODS WILL BE ZERO DURING THE PHASE-IN OF THE FTA CHARGES FOLLOWING THE FTA EFFECTIVE DATE. SIMILARLY, THE BILLED FTA CHARGES FOR MULTIPLE SUCCEEDING BILLING PERIODS WILL BE ZERO DURING THE PHASE-OUT OF THE FTA CHARGES FOLLOWING THE FTA TERMINATION DATE.

  2. THE COLLECTION PERCENT (S) IS THE COLLECTION PERCENT IN EFFECT AT THE TIME THE FTA CHARGES WERE BILLED BASED ON THE MONTHLY COLLECTIONS CURVE THEN IN EFFECT.


                                     I-6-5

                                  ATTACHMENT A
                                       TO
                                   SCHEDULE 6
                                       TO
                                    ANNEX I

                       Calculation of Collections Curves
                       ---------------------------------

I.   DOMESTIC AND GS-1 PAYMENT PATTERNS ANALYSIS

          Southern California Edison Company ("Edison") performed a payment patterns analysis for both the Domestic and GS-1 rate classes to determine when collections were typically received from customers. The two-year historical average of billed revenue received by Day 30 and by Day 60 for the two rate groups is shown in Table 1 below. As Table 1 shows, on average, 80 percent of all payments are received by Day 30 and 95 percent are received by Day 60.



                                    TABLE 1

   -------------------------------------------------------------------
                       PERCENT OF BILLED REVENUE RECEIVED BY:
   ===================================================================
      CUSTOMER
       GROUP           DAY 30         DAY 60        DAY 120
   ===================================================================
      DOMESTIC         78.55%         95.59%         99.50%
   -------------------------------------------------------------------
       GS-1            83.03%         95.57%         99.66%
   -------------------------------------------------------------------

     The data in Table 1 show the revenue received by Day 30 and Day 60. In order to estimate the revenue received each day before Day 30 and between Day 30 and Day 60, two analyses were performed. For a typical month, specifically July 1996, the time lags between bill presentation and receipt of payments were tracked. From this data and the data in Table 1, a payment pattern curve was determined.

     Limited data exists for the payment patterns beyond Day 60. The historical write-off percentages for the Domestic and GS-1 rate groups are quite small (0.50 percent and 0.34 percent, respectively), which write-offs historically occurred 120 days after the account closed. Thus, the payment patterns between Day 60 and Day 120 are estimated by assuming a straight line payment pattern from 95.59 percent at Day 60 to 99.50 percent at Day 120 for Domestic customers. For GS-1 customers the straight line is assumed from 95.57 percent at Day 60 to
99.66 percent at Day 120. Recently, Edison's write-off policy changed from Day 120 to Day 180. Since no historical information is available with respect to collections between Day 120 and Day 180, they are assumed to be zero.

         The final payment patterns analysis is shown in Table 2, which represents the Daily Collections Curves. This table shows the percent of revenue received each day, from the

                                    I-6-A-1
day after the bill is sent out to the day that any uncollected amounts are written off for Domestic and GS-1 rate groups. The fourth column of the table shows the weighted average of the two rate groups.

II.  DETERMINING AGGREGATE COLLECTIONS

          The study described above shows the average time lag from the time when a given day's bills are presented to the time Edison receives payment. Assuming that this payment pattern is the same for bills sent on each day of the month and that the billed amounts for a given month are spread evenly over each day of the month, the daily payments received as a percent of the monthly amount billed can be determined for each day's billing. The payments received for each day can be summed to determine the cumulative payments received on each day from Day 1 through Day 210. Day 210 is the day when the bills sent on the last day of the month are written off. The amount of FTA Payments that Edison has received on any given day can be determined by multiplying the Billed FTA Charges for any given Billing Period by the percentage of payments received.

          Table 3 shows the daily FTA Payments expected to have been received by the Servicer and represents the Monthly Collections Curves. Each of the numbers shown in Table 3 is a percent of the total billed amount for the given month. Column One shows the calendar days. Assuming a 30-day month, the first bill of the month is sent out on Day 0 and the last bill of the month is sent out on Day
29. The Table continues until Day 210 at which time the last payment (in respect of bills sent on Day 29) is either received or written off. Column Two shows the cumulative FTA Payments expected to have been received by the Servicer for each day.

                                    I-6-A-2

                                   Table 2

                      Percent of Billed Revenue Received
                         Domestic and GS-1 Customers

   Calendar Domestic   GS-1     Weighted Avg
     Days
       1     0.20%    0.22%        0.20%
       2     0.64%    0.52%        0.63%
       3     2.17%    1.20%        2.01%
       4     4.93%    2.07%        4.47%
       5    10.91%    3.38%        9.71%
       6    15.20%    6.44%       13.81%
       7    20.23%   10.91%       18.75%
       8    24.47%   14.42%       22.87%
       9    26.05%   17.24%       24.64%
      10    28.04%   20.68%       26.87%
      11    32.37%   23.71%       30.99%
      12    36.82%   27.33%       35.31%
      13    39.68%   32.14%       38.48%
      14    44.69%   37.85%       43.61%
      15    49.23%   42.09%       48.10%
      16    52.13%   45.56%       51.09%
      17    53.40%   49.71%       52.81%
      18    55.39%   53.38%       55.07%
      19    59.07%   57.54%       58.83%
      20    62.06%   62.29%       62.10%
      21    65.89%   67.28%       66.11%
      22    68.82%   70.03%       69.02%
      23    70.03%   71.86%       70.32%
      24    70.74%   73.94%       71.25%
      25    72.72%   75.44%       73.16%
      26    74.35%   77.04%       74.77%
      27    75.51%   78.98%       76.06%
      28    77.05%   80.99%       77.68%
      29    77.92%   82.16%       78.59%
      30    78.55%   83.03%       79.26%
      31    78.95%   83.86%       79.73%
      32    80.03%   84.50%       80.74%
      33    80.51%   85.08%       81.24%
      34    81.38%   85.93%       82.10%
      35    82.96%   86.93%       83.59%
      36    83.98%   87.68%       84.57%
      37    84.51%   88.34%       85.12%
      38    84.71%   88.93%       85.38%
      39    85.29%   89.50%       85.96%
      40    86.08%   90.07%       86.72%
      41    86.65%   90.67%       87.29%
      42    87.12%   91.33%       87.79%
      43    87.74%   91.83%       88.40%
      44    88.47%   92.11%       89.05%
      45    88.76%   92.37%       89.33%
      46    89.31%   92.63%       89.84%
      47    89.91%   92.86%       90.38%
      48    90.62%   93.15%       91.02%
      49    91.48%   93.52%       91.80%
      50    92.56%   93.78%       92.76%
      51    92.91%   94.00%       93.09%
      52    93.07%   94.17%       93.24%
      53    93.25%   94.34%       93.42%
      54    93.64%   94.53%       93.78%
      55    94.32%   94.75%       94.39%
      56    94.81%   95.01%       94.84%
      57    95.27%   95.20%       95.26%
      58    95.43%   95.33%       95.41%
      59    95.43%   95.43%       95.43%
      60    95.59%   95.57%       95.59%

                    Table 2 cont.

                    Percent of Billed Revenue Received
                       Domestic and GS-1 Customers


   Calendar Domestic   GS-1   Weighted Avg
     Days
      61    95.65%    95.64%     95.65%
      62    95.72%    95.71%     95.72%
      63    95.78%    95.77%     95.78%
      64    95.85%    95.84%     95.85%
      65    95.91%    95.91%     95.91%
      66    95.98%    95.98%     95.98%
      67    96.04%    96.05%     96.04%
      68    96.11%    96.12%     96.11%
      69    96.17%    96.18%     96.18%
      70    96.24%    96.25%     96.24%
      71    96.30%    96.32%     96.31%
      72    96.37%    96.39%     96.37%
      73    96.43%    96.46%     96.44%
      74    96.50%    96.52%     96.50%
      75    96.57%    96.59%     96.57%
      76    96.63%    96.66%     96.64%
      77    96.70%    96.73%     96.70%
      78    96.76%    96.80%     96.77%
      79    96.83%    96.87%     96.83%
      80    96.89%    96.93%     96.90%
      81    96.96%    97.00%     96.96%
      82    97.02%    97.07%     97.03%
      83    97.09%    97.14%     97.09%
      84    97.15%    97.21%     97.16%
      85    97.22%    97.27%     97.23%
      86    97.28%    97.34%     97.29%
      87    97.35%    97.41%     97.36%
      88    97.41%    97.48%     97.42%
      89    97.48%    97.55%     97.49%
      90    97.54%    97.62%     97.55%
      91    97.61%    97.68%     97.62%
      92    97.67%    97.75%     97.69%
      93    97.74%    97.82%     97.75%
      94    97.80%    97.89%     97.82%
      95    97.87%    97.96%     97.88%
      96    97.93%    98.02%     97.95%
      97    98.00%    98.09%     98.01%
      98    98.07%    98.16%     98.08%
      99    98.13%    98.23%     98.15%
     100    98.20%    98.30%     98.21%
     101    98.26%    98.36%     98.28%
     102    98.33%    98.43%     98.34%
     103    98.39%    98.50%     98.41%
     104    98.46%    98.57%     98.47%
     105    98.52%    98.64%     98.54%
     106    98.59%    98.71%     98.61%
     107    98.65%    98.77%     98.67%
     108    98.72%    98.84%     98.74%
     109    98.78%    98.91%     98.80%
     110    98.85%    98.98%     98.87%
     111    98.91%    99.05%     98.93%
     112    98.98%    99.11%     99.00%
     113    99.04%    99.18%     99.07%
     114    99.11%    99.25%     99.13%
     115    99.17%    99.32%     99.20%
     116    99.24%    99.39%     99.26%
     117    99.30%    99.46%     99.33%
     118    99.37%    99.52%     99.39%
     119    99.43%    99.59%     99.46%
     120    99.50%    99.66%     99.53%

                                Table 2 cont.

                 Percent of Billed Revenue Received
                     Domestic and GS-1 Customers


 Calendar  Domestic    GS-1   Weighted Avg
Days
     121    99.50%    99.66%     99.53%
     122    99.50%    99.66%     99.53%
     123    99.50%    99.66%     99.53%
     124    99.50%    99.66%     99.53%
     125    99.50%    99.66%     99.53%
     126    99.50%    99.66%     99.53%
     127    99.50%    99.66%     99.53%
     128    99.50%    99.66%     99.53%
     129    99.50%    99.66%     99.53%
     130    99.50%    99.66%     99.53%
     131    99.50%    99.66%     99.53%
     132    99.50%    99.66%     99.53%
     133    99.50%    99.66%     99.53%
     134    99.50%    99.66%     99.53%
     135    99.50%    99.66%     99.53%
     136    99.50%    99.66%     99.53%
     137    99.50%    99.66%     99.53%
     138    99.50%    99.66%     99.53%
     139    99.50%    99.66%     99.53%
     140    99.50%    99.66%     99.53%
     141    99.50%    99.66%     99.53%
     142    99.50%    99.66%     99.53%
     143    99.50%    99.66%     99.53%
     144    99.50%    99.66%     99.53%
     145    99.50%    99.66%     99.53%
     146    99.50%    99.66%     99.53%
     147    99.50%    99.66%     99.53%
     148    99.50%    99.66%     99.53%
     149    99.50%    99.66%     99.53%
     150    99.50%    99.66%     99.53%
     151    99.50%    99.66%     99.53%
     152    99.50%    99.66%     99.53%
     153    99.50%    99.66%     99.53%
     154    99.50%    99.66%     99.53%
     155    99.50%    99.66%     99.53%
     156    99.50%    99.66%     99.53%
     157    99.50%    99.66%     99.53%
     158    99.50%    99.66%     99.53%
     159    99.50%    99.66%     99.53%
     160    99.50%    99.66%     99.53%
     161    99.50%    99.66%     99.53%
     162    99.50%    99.66%     99.53%
     163    99.50%    99.66%     99.53%
     164    99.50%    99.66%     99.53%
     165    99.50%    99.66%     99.53%
     166    99.50%    99.66%     99.53%
     167    99.50%    99.66%     99.53%
     168    99.50%    99.66%     99.53%
     169    99.50%    99.66%     99.53%
     170    99.50%    99.66%     99.53%
     171    99.50%    99.66%     99.53%
     172    99.50%    99.66%     99.53%
     173    99.50%    99.66%     99.53%
     174    99.50%    99.66%     99.53%
     175    99.50%    99.66%     99.53%
     176    99.50%    99.66%     99.53%
     177    99.50%    99.66%     99.53%
     178    99.50%    99.66%     99.53%
     179    99.50%    99.66%     99.53%
     180    99.50%    99.66%     99.53%

                                   Table 3
                                  RESIDENTIAL

                                  Cumulative
              Calendar            FTA Charge
               Days               Collections
                  1                  0.000
                  2                  0.000
                  3                  0.001
                  4                  0.003
                  5                  0.006
                  6                  0.011
                  7                  0.018
                  8                  0.026
                  9                  0.035
                  10                 0.044
                  11                 0.055
                  12                 0.067
                  13                 0.081
                  14                 0.095
                  15                 0.112
                  16                 0.129
                  17                 0.147
                  18                 0.166
                  19                 0.185
                  20                 0.206
                  21                 0.228
                  22                 0.251
                  23                 0.274
                  24                 0.298
                  25                 0.322
                  26                 0.347
                  27                 0.372
                  28                 0.398
                  29                 0.424
                  30                 0.450
                  31                 0.476
                  32                 0.502
                  33                 0.529
                  34                 0.554
                  35                 0.578
                  36                 0.601
                  37                 0.622
                  38                 0.643
                  39                 0.662
                  40                 0.682
                  41                 0.700
                  42                 0.716

                                  RESIDENTIAL

                                  Cumulative
              Calendar            FTA Charge
               Days               Collections
                  43                 0.732
                  44                 0.747
                  45                 0.760
                  46                 0.773
                  47                 0.785
                  48                 0.797
                  49                 0.807
                  50                 0.818
                  51                 0.827
                  52                 0.835
                  53                 0.842
                  54                 0.850
                  55                 0.857
                  56                 0.864
                  57                 0.871
                  58                 0.877
                  59                 0.883
                  60                 0.888
                  61                 0.894
                  62                 0.899
                  63                 0.904
                  64                 0.909
                  65                 0.913
                  66                 0.917
                  67                 0.921
                  68                 0.925
                  69                 0.929
                  70                 0.932
                  71                 0.935
                  72                 0.938
                  73                 0.941
                  74                 0.944
                  75                 0.946
                  76                 0.949
                  77                 0.951
                  78                 0.953
                  79                 0.955
                  80                 0.956
                  81                 0.958
                  82                 0.959
                  83                 0.960
                  84                 0.961
                  85                 0.962
                  86                 0.963

                                  RESIDENTIAL

                                  Cumulative
              Calendar            FTA Charge
               Days               Collections
                  87                 0.964
                  88                 0.965
                  89                 0.965
                  90                 0.966
                  91                 0.967
                  92                 0.967
                  93                 0.968
                  94                 0.969
                  95                 0.969
                  96                 0.970
                  97                 0.971
                  98                 0.971
                  99                 0.972
                  100                0.972
                  101                0.973
                  102                0.974
                  103                0.974
                  104                0.975
                  105                0.976
                  106                0.976
                  107                0.977
                  108                0.978
                  109                0.978
                  110                0.979
                  111                0.980
                  112                0,980
                  113                0.981
                  114                0.982
                  115                0.982
                  116                0.983
                  117                0.984
                  118                0.984
                  119                0.985
                  120                0.986
                  121                0.986
                  122                0.987
                  123                0.987
                  124                0.988
                  125                0.988
                  126                0.989
                  127                0.989
                  128                0.990
                  129                0.990
                  130                0.991

                                  RESIDENTIAL

                                  Cumulative
              Calendar            FTA Charge
               Days               Collections
                  131                0.991
                  132                0.992
                  133                0.992
                  134                0.992
                  135                0.993
                  136                0.993
                  137                0.993
                  138                0.994
                  139                0.994
                  140                0.994
                  141                0.994
                  142                0.994
                  143                0.995
                  144                0.995
                  145                0.995
                  146                0.995
                  147                0.995
                  148                0.995
                  149                0.995
                  150                0.995
                  151                0.995
                  152                0.995
                  153                0.995
                  154                0.995
                  155                0.995
                  156                0.995
                  157                0.995
                  158                0.995
                  159                0.995
                  160                0.995
                  161                0.995
                  162                0.995
                  163                0.995
                  164                0.995
                  165                0.995
                  166                0.995
                  167                0.995
                  168                0.995
                  169                0.995
                  170                0.995
                  171                0.995
                  172                0.995
                  173                0.995
                  174                0.995

                                  RESIDENTIAL

                                  Cumulative
              Calendar            FTA Charge
               Days               Collections
                  175                0.995
                  176                0.995
                  177                0.995
                  178                0.995
                  179                0.995
                  180                0.995
                  181                0.995
                  182                0.995
                  183                0.995
                  184                0.995
                  185                0.995
                  186                0.995
                  187                0.995
                  188                0.995
                  189                0.995
                  190                0.995
                  191                0.995
                  192                0.995
                  193                0.995
                  194                0.995
                  195                0.995
                  196                0.995
                  197                0.995
                  198                0.995
                  199                0.995
                  200                0.995
                  201                0.995
                  202                0.995
                  203                0.995
                  204                0.995
                  205                0.995
                  206                0.995
                  207                0.995
                  208                0.995
                  209                0.995
                  210                0.995

                                    Table 3
                               SMALL COMMERCIAL

                                  Cumulative
              Calendar            FTA Charge
               Days               Collections
                  1                  0.000
                  2                  0.000
                  3                  0.001
                  4                  0.001
                  5                  0.002
                  6                  0.005
                  7                  0.008
                  8                  0.013
                  9                  0.019
                  10                 0.026
                  11                 0.034
                  12                 0.043
                  13                 0.053
                  14                 0.066
                  15                 0.080
                  16                 0.095
                  17                 0.112
                  18                 0.130
                  19                 0.149
                  20                 0.170
                  21                 0.192
                  22                 0.215
                  23                 0.239
                  24                 0.264
                  25                 0.289
                  26                 0.315
                  27                 0.341
                  28                 0.368
                  29                 0.395
                  30                 0.423
                  31                 0.451
                  32                 0.479
                  33                 0.507
                  34                 0.535
                  35                 0.563
                  36                 0.590
                  37                 0.616
                  38                 0.641
                  39                 0.665
                  40                 0.688
                  41                 0.710
                  42                 0.731

                                SMALL COMMERCIAL

                                  Cumulative
              Calendar            FTA Charge
               Days               Collections
                  43                 0.751
                  44                 0.769
                  45                 0.786
                  46                 0.802
                  47                 0.816
                  48                 0.829
                  49                 0.841
                  50                 0.852
                  51                 0.861
                  52                 0.869
                  53                 0.876
                  54                 0.883
                  55                 0.890
                  56                 0.896
                  57                 0.901
                  58                 0.906
                  59                 0.910
                  60                 0.914
                  61                 0.918
                  62                 0.922
                  63                 0.926
                  64                 0.929
                  65                 0.932
                  66                 0.935
                  67                 0.937
                  68                 0.940
                  69                 0.942
                  70                 0.944
                  71                 0.946
                  72                 0.948
                  73                 0.949
                  74                 0.951
                  75                 0.952
                  76                 0.953
                  77                 0.955
                  78                 0.956
                  79                 0.957
                  80                 0.958
                  81                 0.959
                  82                 0.960
                  83                 0.961
                  84                 0.962
                  85                 0.963
                  86                 0.963

                                SMALL COMMERCIAL

                                  Cumulative
              Calendar            FTA Charge
               Days               Collections
                  87                   0.964
                  88                   0.965
                  89                   0.966
                  90                   0.966
                  91                   0.967
                  92                   0.968
                  93                   0.968
                  94                   0.969
                  95                   0.970
                  96                   0,970
                  97                   0,971
                  98                   0.972
                  99                   0.972
                  100                  0.973
                  101                  0.974
                  102                  0.974
                  103                  0.975
                  104                  0.976
                  105                  0.976
                  106                  0.977
                  107                  0.978
                  108                  0.979
                  109                  0.979
                  110                  0.980
                  111                  0.981
                  112                  0.981
                  113                  0.982
                  114                  0.983
                  115                  0.983
                  116                  0.984
                  117                  0.985
                  118                  0.985
                  119                  0.986
                  120                  0.987
                  121                  0.987
                  122                  0.988
                  123                  0.989
                  124                  0.989
                  125                  0.990
                  126                  0.990
                  127                  0.991
                  128                  0.991
                  129                  0.992
                  130                  0.992

                                SMALL COMMERCIAL

                                  Cumulative
              Calendar            FTA Charge
               Days               Collections
                  131                0.993
                  132                0.993
                  133                0.994
                  134                0.994
                  135                0.994
                  136                0.995
                  137                0.995
                  138                0.995
                  139                0.995
                  140                0.996
                  141                0.996
                  142                0.996
                  143                0.996
                  144                0.996
                  145                0.996
                  146                0.996
                  147                0.997
                  148                0.997
                  149                0.997
                  150                0.997
                  151                0.997
                  152                0.997
                  153                0.997
                  154                0.997
                  155                0.997
                  156                0.997
                  157                0.997
                  158                0.997
                  159                0.997
                  160                0.997
                  161                0.997
                  162                0.997
                  163                0.997
                  164                0.997
                  165                0.997
                  166                0.997
                  167                0.997
                  168                0.997
                  169                0.997
                  170                0.997
                  171                0.997
                  172                0.997
                  173                0.997
                  174                0.997

                                SMALL COMMERCIAL

                                  Cumulative
                 Calendar         FTA Charge
                   Days           Collections
                  175                0.997
                  176                0.997
                  177                0.997
                  178                0.997
                  179                0.997
                  180                0.997
                  181                0.997
                  182                0.997
                  183                0.997
                  184                O.997
                  185                0.997
                  186                0.997
                  187                O.997
                  188                0.997
                  189                0.997
                  190                0.997
                  191                0.997
                  192                0.997
                  193                0.997
                  194                0.997
                  195                0.997
                  196                0.997
                  197                0.997
                  198                0.997
                  199                0.997
                  200                0.997
                  201                0.997
                  202                0.997
                  203                0.997
                  204                0.997
                  205                0.997
                  206                0.997
                  207                0.997
                  208                0.997
                  209                0.997
                  210                0.997

                                    ANNEX II
                                       TO
                              SERVICING AGREEMENT

          SECTION 1.  Routine Quarterly True-Up Adjustments.  (a)  The Servicer
                      --------------------------------------
shall not perform any routine quarterly True-Up Adjustments for the SCE Funding LLC Notes, Series 1997-1.